EXHIBIT 10.11
                             OFFICE LEASE AGREEMENT

         THIS OFFICE LEASE AGREEMENT ("Lease") is made and entered into this 31st day of March, 1999 by and between JEMAL'S/CAYRE, 6010 EXECUTIVE BLVD L.L.C. ("Landlord"), and INFORMAX, INC. ("Tenant"), upon and in consideration of the terms, covenants and conditions contained in this Lease and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                              W I T N E S S E T H

              ARTICLE I - BASIC LEASE INFORMATION AND DEFINITIONS

Section 1.01. The following is a summary of the basic Lease information:

         A. Premises: Those portions of the Building located on the tenth floor as shown on the floor plan attached hereto as Exhibit A.

         B. Land: That certain parcel of real property situate, lying and being in Rockville, Maryland and described on Exhibit B hereto.

         C. Project: The Land, Building and all other improvements or other structures located or constructed, or to be located or constructed, on the Land,

         D. Building: The building located on the Land of which the Premises are a part commonly identified as 6010 Executive Blvd., Rockville, Maryland 20852.

         E. Commencement Date: The date on which the Term and the Base Rent and other amounts payable hereunder shall commence, and which date shall be ninety
(90) days after the Effective Date. The "Effective Date" shall be the date (i) the Landlord has received a fully executed copy of this Lease and all initial payments required hereunder from Tenant; and (ii) Landlord has executed and delivered an executed copy of the Lease to Tenant.

         F. Expiration Date: The date which is the last day of the seventh (7th) Lease Year.

         G. Term: The period beginning on the Commencement Date and ending on the Expiration Date, unless earlier terminated as provided herein.

         H. Net Rentable Area of the Premises: Approximately Twelve Thousand Six Hundred Twenty Four (12,624) square feet, including core factor, on the tenth floor of the Building, which actual amount will be determined by a measurement by the Project's Architect using the Washington Commercial Association of Realtors, Inc. Standard Method of Measurement. The determination of Net Rentable Area shall be subject to verification by Tenant's architect.

         I. Tenant's Pro Rata Share: The percentage representing a fraction, the numerator of which is the Net Rentable Area of the Premises and the denominator of which is the Net Rentable Area of the office space located in the Building, excluding basement areas.

         J. Lease Year: The twelve (12) month period following the Commencement Date if the Commencement Date falls on the first day of a month or, if it does not, then the twelve (12) month period following the first day of the first full month after the Commencement Date, and each subsequent twelve (12) month period.

         K. Rent: Base Rent and Additional Rent.

         L. Base Rent: The initial Base Rent for the first Lease Year shall be Twenty Four and 25/100 Dollars ($24.25) multiplied by the Net Rentable Area of the Premises. If the Commencement Date is not the first day of a month, then additional Base Rent for the period.

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from the  Commencement  Date to the first day of the first  Lease  Year shall be payable on a pro-rata basis for the number of days covered by such period.

         M. Permitted Use: General office purposes.

         N. Broker: The Bank Companies.

                   ARTICLE II - PREMISES AND QUIET ENJOYMENT

Section 2.01. Premises. Landlord hereby leases and demises to Tenant, and Tenant hereby leases and rents from Landlord, the Premises for the Term, together with the right to use in common with others the Common Areas designated by Landlord, subject to all of the terms, covenants, and conditions contained herein. The exterior walls, floor and ceiling and the area above and beneath the Premises are not demised hereunder, and the use thereof, together with the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires, tunnels, sewers and structural elements leading through the Premises in locations which will not materially interfere with Tenant's use thereof and serving other parts of the Project are hereby reserved to Landlord.

Section 2.02. Quiet Enjoyment. Provided that Tenant fully and timely performs all the terms of this Lease on Tenant's part to be performed, including payment by Tenant of all Rent, Tenant shall peaceably and quietly have, hold and enjoy the Premises during the Term without hindrance, disturbance or molestation from or by Landlord.

                             ARTICLE III - PARKING

Section 3.01. Parking Permits. Landlord agrees to make available to Tenant and its employees thirty-two (32) parking permits (based on 2.5 permits per 1,000 square feet) for the parking of standard-sized passenger automobiles in the designated parking areas for the Building (the "Parking Areas"), which spaces (except as provided below) shall not be designated, unless otherwise determined by Landlord in its sole discretion. The charge for such permits shall be the prevailing market rate for such spaces, which rate is now Fifty-Five Dollars ($55.00) per month, per permit, subject to reasonable annual adjustments ("Parking Fees"). All Parking Fees due hereunder shall be deemed Additional Rent, provided that Parking Fees shall be due and payable with each installment of Base Rent. If Tenant does not elect at the outset of the Lease to take all the permits, Landlord shall be free to lease any available spaces to other tenants. If available, Tenant may thereafter lease additional spaces on a month to month basis at the rate provided herein. Notwithstanding the foregoing, Landlord shall designate three (3) spaces in the Parking Area for the exclusive use of Tenant, and the Parking Fees for three (3) of the thirty-two (32) permits to be issued hereunder by Landlord shall be $100.00 per month, subject to reasonable adjustments consistent with any increases for the other Parking Fees.

Section 3.02 Parking Rules. Landlord reserves the right to institute either a valet parking, self parking, or any other parking system it may deem advisable. Tenant and its employees shall observe reasonable safety precautions in the use of the Parking Area and shall at all times abide by all rules and regulations governing the use of the Parking Areas reasonably promulgated by Landlord or any operator. The Parking Area will remain open seven (7) days a week, 24 hours per day. Neither Tenant nor its employees may work on or repair any car or other vehicle in the parking areas for the Building, nor shall they interfere or disrupt the traffic flow, or use of common areas with loading or unloading delivery vans, trucks, carts, or vehicles of any sort. Landlord shall have the right to tow or have towed any vehicle owned and/or operated by Tenant or its personnel which violates the parking covenants without written notice to the owner of such vehicle, and Tenant and/or the owner of such vehicle shall be responsible for and agree to pay upon demand all towing and storage charges. Tenant shall not use the parking area for overnight parking or storage of service vehicles.

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Section  3.03.  Injury or Damage on Parking  Area.  Landlord does not assume any responsibility, and shall not be held liable, for any damage or loss to any automobile or personal property in or about the Parking Area, or for any injury sustained by any person in or about the Parking Area, unless such injury or damage was caused by the gross negligence or willful misconduct of Landlord, or its employees.

                           ARTICLE IV - IMPROVEMENTS

Section 4.01. Allowance for Tenant's Improvements. Landlord will provide Tenant with a Twenty-Five and 00/100 Dollar ($25.00) per rentable square food build-out allowance (the "Allowance") above existing conditions at the Premises for the construction of the improvements to the Premises necessary for Tenant's occupancy (the "Tenant's Improvements"), and all other related costs relating to Tenant's tenancy of the Premises, including, but not limited to, architectural and design fees, wiring and cabling expenses, and the costs of fixtures and equipment and moving and related expenses. Tenant shall use at least 90% of the Allowance for the hard costs of construction, to include architectural fees, equipment and fixtures, and moving related expenses. Tenant shall be wholly responsible for the payment of all costs in excess of the Allowance, and Landlord shall have no liability to make any payments in excess of the Allowance to the "Contractor" or any other party in connection with the Tenant's Improvements, unless otherwise provided herein. Any savings from the Allowance, but in no event more than 10% of the Allowance, may be applied to rental payments due under this Lease, as they accrue.

Section 4.02. Design/Plans. Tenant, at Tenant's expense (subject, as applicable, to Landlord's obligation to fund the Allowance), will supply all engineering working drawings including mechanical, electrical, and plumbing working drawings as required for the permitting and construction of the Premises (the "MEP's"). Tenant shall contract for the preparation of plans and finishes, including mechanical and architectural drawings required for permitting, with a firm selected by Tenant. All plans and MEP's shall be subject to the approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed (Landlord shall review and review or reject with reasons all submitted plans within five (5) business days of submission).

Section 4.03. Construction of Improvements. Tenant will select a contractor to construct the Tenant's Improvements (the "Contractor"), subject to Landlord's approval, not to be unreasonably withheld, conditioned or delayed. Tenant shall contract with the Contractor to complete the Tenant's Improvements, and Tenant shall be wholly responsible for the payment of all amounts payable to the Contractor, subject to the payment of the Allowance by Landlord as set forth above. Tenant shall be responsible for ensuring that all construction is undertaken in a good and workmanlike manner, and in accordance with applicable legal requirements and in substantial accordance with approved plans and specifications. Tenant shall also ensure that its Contractor obtains appropriate insurance coverages prior to the commencement of the Tenant's Improvements. All payments shall be subject to Contractor delivering lien releases and invoices for all completed work and materials in place, and Landlord's inspection of the work to ensure that the conditions for payment have been fulfilled, which inspection Landlord shall complete within three (3) business days of request for payment. Landlord may make payments directly to Contractor, or jointly to Contractor and Tenant.

Section 4.04. Schedule. To ensure the timely completion of the Tenant's Improvements, the parties shall use their best efforts to comply with the time schedule set forth on Exhibit E for the design and construction process.

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             ARTICLE V - COMMENCEMENT DATE; DELIVERY OF POSSESSION

Section 5.01. Commencement Date. The Commencement Date shall the earlier of one hundred twenty (120) days after the Effective Date, or the substantial completion of the Premises sufficient to permit Tenant to occupy the Premises for its intended use.

Section 5.02. Commencement Notice. When the Commencement Date has been determined by Landlord, Landlord and Tenant shall execute a Commencement Notice in the form of Exhibit C; provided, however, that the failure of Landlord to prepare and present the Commencement Notice to Tenant, or either party's failure to execute the same, shall not affect the Commencement Date or the party's rights and obligations under the terms of this Lease.

Section 5.03. Entry by Tenant. Except for entry in connection with the completion of the Tenant's Improvements, Tenant may not enter or occupy the Premises prior to the Commencement Date without Landlord's express written consent. Tenant shall be permitted access to the Premises twenty (20) days prior to the Commencement Date for the purpose of installing wiring, cabling, telecommunications equipment, furniture and other similar items necessary for Tenant to conduct its business.

Section 5.04. Occupancy. Occupancy of the Premises or any portion thereof by Tenant for the conduct of Tenant's business therein shall be conclusive evidence that Tenant has accepted the Premises and the remainder of the Project as suitable in their then current condition (subject to completion of any punch list items and latent defects discovered within one year from the Commencement
Date). Entry by the Tenant's contractors and agents for the construction and installation purposes provided herein shall not be deemed occupancy by Tenant.

                               ARTICLE VI - RENT

Section 6.01. Base Rent. Tenant hereby covenants and agrees to pay to Landlord annually during the Term, Base Rent, in equal monthly installments ("Rent Installments"), in advance, on the first day of each calendar month during the Term. The Base Rent for the first Lease Year shall be Twenty Four and 25/100 Dollars ($24.25) multiplied by the Net Rentable Area of the Premises, subject to adjustment as set forth in Section 6.02 below. The first month's Base Rent shall be due thirty (30) days prior to the anticipated Commencement Date, but in no event later than ninety (90) days from the Effective Date. If a final measurement of the Premises has not yet been completed by such date, then for purposes of making such payment, the first Rent Installment shall be deemed to be $25,511.00 based upon Twelve Thousand Six Hundred Twenty Four (12,624) square feet of Net Rentable Area. (If the Net Rentable Area is determined to be less or more than 12,624 square feet, an appropriate additional payment shall be made, or credit given, on the due date for the first Rent Installment due after the Commencement Date). If the Commencement Date is not on the first day of the month, then Tenant shall pay to Landlord for such month a pro-rata share of the Rent Installation for the period between the Commencement Date and the first day of the first Lease Year.

Section 6.02. Base Rent Escalation. On the first (1st) day of each new Lease Year during the Term of this Lease beginning with and including the second Lease year (each of such dates being hereinafter referred to as an "Adjustment Date") the annual Base Rent shall be increased and shall be equal to 1.03 times the Base Rent in effect during the immediately preceding Lease Year (disregarding any rental abatement or other reduction in Base Rent during any such preceding Lease Year, if any). The new monthly Rent Installment of Base Rent, as adjusted, shall be due and payable as of such Adjustment Date on the first (1st) day of each month thereafter until the next Adjustment Date or the end of the Term of this Lease, whichever is applicable.

Section 6.03. Definitions and Payments. All sums of money or charges required to be paid by Tenant under this Lease other than Base Rent shall be deemed Additional Rent hereunder and all remedies applicable to the non-payment of Base Rent shall be applicable thereto. All

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Rent shall be paid  without  prior  notice or demand  therefor,  and without any counterclaim, set-off, deduction, recoupment, credit or defense whatsoever, it being understood and agreed that Tenant's covenant to pay the Rent is hereby deemed to be, and shall be, independent of the obligations of Landlord hereunder. Any Additional Rent that relates to any default by Tenant shall be deemed payable on the first day of the month next following such default except as otherwise provided in this Lease. No payment by Tenant or receipt by Landlord of a lesser amount than the amount then due shall be deemed to be other than on account of the earliest amount of such obligation then due. No endorsement or statement on any check or letter or other communication accompanying a check for payment of any Rent shall be deemed an accord and satisfaction. No receipt and/or acceptance by Landlord of any sums shall be deemed a waiver of any default by Tenant. All Rent shall be payable at the Landlord's office specified in Section 21.01 below.

Section 6.04. Late Payment Charges. Tenant shall pay a late charge of five percent (5%) of the amount of any installment of Rent not paid within seven (7) days of the due date, provided on the first late payment during each Lease Year this fee will be waived if the Rent Installment is paid within five (5) days of written notice that the Rent Installment is past due A $75.00 charge will be payable by Tenant for each dishonored check received by Landlord from Tenant. Notwithstanding the foregoing, the Landlord shall waive the late charge on the first occurrence of a late payment during each Lease Year, provided Tenant makes the required payment within three (3) days of written notice of non-payment for such first occurrence.

                             ARTICLE VII - DEPOSIT

Section 7.01. Security Deposit. Upon execution of this Lease, Tenant shall deposit with Landlord the sum of Twenty Five Thousand Five Hundred Eleven and 00/100 Dollars ($25,511.00) (the "Deposit") to be held as security for Tenant's performance of the covenants contained herein. Tenant's obligation to pay Landlord the Deposit shall be in addition to Tenant's obligation to pay Landlord the first month's Base Rent, as set forth in subsection 6.01 above. Landlord may commingle the Deposit with other funds, and will return the Deposit to Tenant, without interest, within ten (10) days following the Expiration Date; provided that in the event the Tenant fails to perform any or all of its obligations under this Lease, Landlord may apply all or any portion of the Deposit against the damages sustained by Landlord as a result thereof, whereupon, Tenant shall pay Landlord the amount so applied so that the Deposit shall be restored to its full amount as specified above.

                      ARTICLE VIII - SERVICES OF LANDLORD

Section 8.01. Services.

         A. Provided Tenant is not in default under the terms of this Lease, during the Term Landlord shall furnish Tenant with the following services and facilities: (i) heat and/or air conditioning Monday through Friday, 8:00 a.m. - 6:00 p.m., and Saturday, 9:00 a.m. - 1:00 p.m., exclusive of holidays; (ii) electric current, water, public lavatory facilities and supplies; and (iii) janitorial services, including trash removal, after working hours, excepting weekends and holidays, and (iv) elevator service, seven (7) days a week, 24 hours per day.

         B. If Tenant requires air-conditioning, heating or other services, including cleaning services, routinely supplied by Landlord for hours or days in addition to the hours and days specified in Section 8.01 A, Landlord, at Tenant's sole expense, shall make reasonable efforts to provide such additional service after reasonable prior written request therefor from Tenant, and Tenant shall reimburse Landlord for all actual direct expenses incurred in connection with such additional services.

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         C. If  Tenant's  requirements  for or  consumption  of  electricity  is excessive, Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then existing feeders and risers serving the Building and the Premises and shall bill Tenant periodically for such additional service.

Section 8.02. Utility Suppliers. Landlord's obligation to furnish utility services shall be subject to the rules and regulations of the supplier of such utility services and the rules and regulations of any municipal or other governmental authority regulating the business of providing utility services.

Section 8.03. Abatement. Notwithstanding the other provisions of this Lease, in the event that electrical, utility or other services to be provided by Landlord pursuant to this Lease are not provided to the Premises and shall render any portion of all the Premises inaccessible or unusable for the normal conduct of Tenant's business for five (5) consecutive business days or more, than all Base Rent and Additional Rent payable hereunder with respect to such portion of the Premises which Tenant is not able to occupy shall be abated and such abatement shall continue until full use of such portion of the Premises is restored to Tenant. The foregoing provision shall not apply to a cessation of services associated with a casualty covered by the provisions of Article XIV of this Lease.

                         ARTICLE IX - OPERATING CHARGES

Section 9.01. Operating Charge Payment. Tenant shall pay as Additional Rent Tenant's Pro-Rata Share of the amount by which Operating Charges (as defined below) during each calendar year (or part thereof) within the Lease Term (including any extensions) exceed a base amount (the "Operating Charges Base Amount") equal to the Operating Charges incurred during the Operating Charges Base Year. The Operating Charges Base Year shall be calendar year 1999.

Section 9.02. Definition of Operating Charges. "Operating Charges" shall mean the sum of the expenses incurred by Landlord in the ownership and operation of the Project, including: (1) electricity, gas, water, sewer and other utility charges of every type and nature; (2) premiums and other charges for insurance relating to the Project; (3) management fees and personnel costs of the Project;
(4) costs of service and maintenance contracts; (5) maintenance and repair expenses and supplies which are deducted by Landlord in computing its federal income tax liability; (6) depreciation for capital expenditures made by Landlord to reduce operating expenses if Landlord reasonably estimates that the annual reduction in operating expenses shall exceed such depreciation or to comply with legal requirements imposed after the Lease Commencement Date; (7) charges for janitorial, char and other cleaning services and supplies furnished to the Project, and the tenants at the Project; (8) All Taxes (as hereinafter defined);
(9) any business, professional and occupational license tax payable by Landlord with respect to the Project; (10) reasonable reserves for replacements, repairs and contingencies, and (11) any other expense incurred by Landlord in maintaining, repairing or operating the Project. Notwithstanding anything in this Lease to the contrary, Operating Charges shall not include: (A) any tenant work performed or alteration of space leased to Tenant or other tenants or occupants of the Building; (B) costs incurred by Landlord for alterations which are considered capital improvements and replacements under generally accepted accounting principles, except to the extent such cost are included in Operating Charges pursuant to clause (6) above; (C) interest and amortization of indebtedness or ground rent with respect to the Project; (D) leasing and brokerage commissions; (E) any cost or expense for which Landlord receives reimbursement directly from Tenant or a third party (including any insurance company), to the extent of the reimbursement received by Landlord; (F) the cost of any repair made by the Landlord because of the total or partial destruction of the Building or the condemnation of a portion of the Building; (G) the cost of marketing and leasing the Building (H) reserves for repairs, maintenance and replacements; (I) amounts paid to any partners, shareholder, officer or director of Landlord, for salary or other compensation; (J) expenses for repairs, replacements or improvements arising from the initial construction of the building to the extent such expenses are either (i) reimbursed to Landlord by virtue of

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warranties   from   contractors  or  suppliers  or  (ii)  result  by  reason  of deficiencies in design or workmanship; (K) any amounts paid to any person, firm or corporation related or otherwise affiliated with Landlord or any general partner, officer or director of Landlord or any of its general partners, to the extent same exceeds arms-length competitive prices paid in Washington, D.C. for the services or goods provided; (L) costs of repairs incurred by reason of fire or other casualty or condemnation to the extent Landlord receives compensation therefore through proceeds of insurance or condemnation awards; (M) costs of renovating or otherwise improving space for new tenants or in renovating space vacated by any tenant or any other similar work which Landlord performs for any tenant; (N) costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity, such as trustee's fees, annual fees, partnership organization or administration expenses, deed recordation expenses, legal and accounting fees (other than with respect to building operations), (O) interest or penalties arising by reason of Landlord's failure to timely pay any Operating Expenses; (P) costs incurred for maintenance of any retail areas of the building, or compensation paid to clerks, attendants, sales persons or other persons on or in commercial concessions operated in the building; (Q) costs incurred to remove any hazardous or toxic wastes, materials or substances from either the building or land; (R) depreciation of the building or any equipment, machinery, fixtures or improvements therein; (S) the costs of any "tap fees" or one time lump sum sewer or water connection fees for the building; (T) Landlord's general corporate overhead and general and administrative expenses;
(U) costs directly resulting from the negligence or willful misconduct of Landlord or its agents, contractors or employees; (V) salaries, wages, or other compensation paid to employees of any property management organization being paid a fee by Landlord for its services (or to any employees of Landlord who are not assigned to the operation, management, maintenance or repair of the building on a full time basis, including accounting or clerical personnel and other overhead expenses of Landlord); (W) accounting or legal fees other than those incurred in connection with reducing or attempting to reduce Operating Expenses or Taxes, or in the normal operation of the Building; (X) costs incurred to remedy, repair or otherwise correct any defects or violations of the building, or by reason of any changes in governmental laws, rules or regulations which were in effect prior to the commencement of the Lease Term; (Y) principal interest of mortgage payments; (Z) expenses and costs not normally, in accordance with generally accepted accounting principles, included by landlords of first-class institutional office buildings, or that are not competitive or not prudent in view of the goods and services obtained for such expenses or costs; (AA) The rent for Landlord's on-site management or leasing office, or any other offices or spaces of Landlord or any related entity; (BB) Increased insurance premiums caused by Landlord's or any other tenants hazardous acts.

Section 9.03. Adjustments for Occupancy. If the average occupancy rate for the Building during any calendar year (including 1999) is less than ninety-five percent (95%), or if any tenant is separately paying for services furnished to its premises, then Operating Charges for such calendar year shall be deemed to include all additional expenses, as reasonably estimated by Landlord, which would have been incurred during such Lease Year if such average occupancy rate had been ninety five percent (95%) and if Landlord paid for the services separately paid by such tenant.

Section 9.04. Payment. Tenant shall make estimated monthly payments to Landlord on account of the amount by which Operating Charges that are expected to be incurred during each calendar year would exceed the Operating Charges Base Amount. At the beginning of the Lease Term and at the beginning of each new calendar year thereafter, Landlord may submit a statement setting forth
Landlord's reasonable estimates of such excess and Tenant's Pro Rata Share thereof. Tenant shall pay to Landlord on the first day of each month following receipt of such statement, until Tenant's receipt of the succeeding annual statement, an amount equal to one-twelfth (1/12) of such share (estimated on an annual basis). From time to time during any calendar year, Landlord may revise Landlord's estimate and adjust Tenant's monthly payments to reflect Landlord's revised estimate. Within approximately one hundred twenty (120) days after the end of each calendar year, Landlord shall submit a statement showing (1) Tenant's proportionate share of the amount by which Operating Charges incurred during the preceding calendar year exceeded the Operating Charges Base Amount, and (2) the aggregate amount of Tenant's estimated payments during such year. If such statement indicates that the aggregate amount of such estimated payments exceeds Tenant's actual liability, then Landlord shall pay the excess to Tenant prior to Tenant's next due date for installments of Base Rent. If such statement indicates that Tenant's actual liability exceeds the aggregate amount of such estimated payments, then Tenant shall pay the amount of such excess as additional rent."

Section 9.05 Taxes. For purposes hereof, the term "Taxes" shall mean (i) all taxes, assessments, and other governmental charges, applicable to or assessed against the Project or any portion thereof, or applicable to or assessed against Landlord's personal property used in connection therewith, whether Federal, state, country, or municipal and whether assessed by taxing districts or authorities presently taxing the Project or the operation thereof or by other taxing authorities subsequently created, or otherwise, and (ii) any reasonable expenses incurred by Landlord in contesting any taxes or the assessed valuation of all or any part of the Project. If at any time during the Term Landlord shall be required to pay any charge which is based upon rents from the Project, or the transactions represented by leases or the occupancy or use of the Project, such charges shall be deemed to be Taxes, provided, however, that Taxes shall not include any (i) franchise, corporation, income or net profits tax, unless substituted for real estate taxes or imposed as additional charges in connection with the ownership of the Project, which may be assessed against Landlord or the Project or both, (ii) gift, excise, capital stock, estate, succession, inheritance or transfer taxes assessed against Landlord or the Project or both, (iii) personal property taxes of Tenant or other tenants in the Project, and (iv) penalties or interest for late payment of Taxes.

Section 9.06. Special Allocations. Notwithstanding anything herein to the contrary, any costs and expenses in the nature of Operating Charges incurred by Landlord which relate solely to the Premises, or to the Premises and other portions of, but not substantially all of the Building, shall be specially allocated and billed to the Tenant, and or to the Tenant and other tenants of the Building for whom such services benefit or such costs are incurred, proportionately based on Net Rentable Area, and shall be paid by Tenant in the same manner as "Operating Charges". Any amounts specially billed hereunder shall not be included when computing "Operating Charges" under Section 9.02.

                            ARTICLE X - ALTERATIONS

Section 10.01. Alterations. Tenant shall have the right to make strictly decorative alterations or to rearrange trade fixtures without obtaining Landlord's prior consent. Tenant shall not make or cause to be made any structural, exterior, mechanical, electrical or plumbing alterations, repairs, additions or improvements in or to the Premises without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. Tenant shall have the right to make all other types of alterations upon receipt of Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. All of the foregoing alterations which require Landlord's prior written consent are hereinafter collectively referred to as "Improvements."

Section 10.02. Mechanic's Liens. In the event that any mechanic's lien is filed against the Premises or the Project as a result of any services or labor provided, or materials furnished, by or on Tenant's behalf, or claimed to have been provided by or on Tenant's behalf, Tenant shall (i) immediately notify Landlord of such lien, and (ii) within twenty (20) calendar days after the filing of any such lien, discharge and cancel such lien of record by payment or bonding in accordance with the laws of the state of Maryland, all at Tenant's sole cost and expense; provided that such time period shall be reasonably extended if Tenant is in good faith a bond or other method of payment.

Section 10.03. Removal. All leasehold improvements (including the Improvements, if any), alterations and other physical additions made to the Premises shall be Landlord's property and shall not be removed from the Premises unless Tenant receives prior written notice from Landlord. Notwithstanding the foregoing, upon the expiration or earlier termination of this Lease, Tenant shall, at Tenant's expense, remove any of the foregoing items from the Premises if Landlord gives Tenant written notice to do so. Tenant shall promptly repair or reimburse Landlord for the cost of repairing all damage done to the Premises by such removal.

                              ARTICLE XI - REPAIRS

Section 11.01. Maintenance and Repair. Tenant, at its sole cost and expense, shall promptly make all repairs, perform all maintenance, and make all replacements in and to the Premises that are necessary or desirable to keep the Premises in first class condition and repair, in a safe and tenantable condition, and otherwise in accordance with all applicable laws and regulations and the requirements of this Lease. Tenant shall give Landlord prompt notice of any defects or damage to the structure of, or equipment or fixtures in, the Building and the Premises. Tenant shall maintain all fixtures, furnishings and equipment located in, or exclusively serving, the Premises in clean, safe and sanitary condition, shall take good care thereof and make all required repairs and replacements thereto. Tenant shall suffer no waste or injury to any part of the Premises, and shall, at the expiration or earlier termination of the Lease Term, surrender the Premises in an order and condition equal to or better than their order and condition on the Lease Commencement Date, ordinary wear and tear excepted.

Except as otherwise provided in Article XIV, all injury, breakage and damage to the Premises and to any other part of the Building or the Land caused by any act or omission of any invitee, agent, employee, subtenant, assignee, contractor, client, family member, licensee, customer or guest of Tenant (collectively, "Invitees") or Tenant, shall be repaired by and at Tenant's expense, except that Landlord shall have the right at Landlord's option to make any such repair and to charge Tenant for all costs and expenses incurred in connection therewith.

         Notwithstanding anything herein to the contrary, the cost of maintaining and repairing the heating, air conditioning and other mechanical and lighting systems serving the Premises, and the structural components of the Building, and the common areas of the Project, shall be the responsibility of Landlord, unless the necessity for repair was caused by the actions of Tenant, or its Invitees.

                  ARTICLE XII - CONDUCT OF BUSINESS BY TENANT

Section 12.01. Use of Premises. Tenant shall use and occupy the Premises during the Term solely for the Permitted Use and for no other purpose. Tenant specifically agrees that the Premises shall not be used for the storage of personal property unless expressly permitted by the terms of this Lease, or for any residential purposes. If any governmental licenses or permits shall be required for the proper and lawful conduct of Tenant's business in the Building, then Tenant shall procure and maintain same at Tenant's expense.

Section 12.02 Operation of Business. Tenant shall pay before delinquency, any and all taxes, assessments and public charges levied, assessed or imposed upon Tenant's business, Tenant's leasehold interest or upon Tenant's fixtures, furnishings or equipment in the Premises, and pay when due all such license fees, permit fees and charges of a similar nature for the conduct by Tenant or any subtenant. Tenant shall observe the Rules and Regulations attached hereto as Exhibit D and all other reasonable rules and regulations established by Landlord from time to time, provided Tenant shall be given reasonable notice thereof.

Section 12.03. Care of Premises. Tenant shall keep the Premises (including the Tenant's Improvements, if any) in good order and in a safe, neat and clean condition. Tenant shall not move any safe, heavy machinery, heavy equipment, or fixtures into or out of Premises without Landlord's prior written consent, which shall not be unreasonably withheld, delayed or conditioned. Tenant agrees that it will not place a load on the floor exceeding the floor load per square foot which such floor was designed to carry.

Section 12.04. Signage. Landlord at its expense shall (i) add Tenant's name to the Building's lobby directory and (ii) place Tenant's name on the suite entry to the Premises. Tenant shall not install or maintain any sign on the Project; provided, however, Tenant may display signs inside the Premises which are not visible outside the Premises.

Section 12.05. Legal Requirements. Tenant shall, at its own expense, comply with all laws, orders, ordinances and regulations of Federal, state and local authorities and with directions of public rules, recommendations, requirements and regulations respecting all matters of occupancy, condition or maintenance of the Premises, whether such orders or directions shall be directed to Tenant or Landlord. Wherever the term "legal requirements" appears in this Lease, such term shall be deemed to be, and include, the requirements hereinabove set forth.

                     ARTICLE XIII - INSURANCE AND INDEMNITY

Section 13.01. Insurance to be Procured by Landlord. Landlord agrees, during the Term hereof, to obtain and maintain in effect at all times, fire and extended coverage insurance (or broader insurance coverage) insuring the Building. Such insurance shall be issued by an insurance company licensed to do business in the state of Maryland.

Section 13.02. Insurance to be Procured by Tenant. Tenant, at Tenant's sole cost and expense, shall obtain and maintain in effect at all times during the Term of this Lease, policies providing for the following coverage:

         A. Property Insurance. Fire and extended coverage insurance relating to all improvements, fixtures and personalty of Tenant upon the Demised Premises in an amount equal to ninety percent (90%) of the replacement value of such improvements, in such form and amount and covering such insurable hazards as Landlord or Landlord's mortgagee may from time to time require.

         B. Liability Insurance. A policy of commercial general liability insurance, naming Landlord and any mortgagee of the Project as additional insureds, protecting against any liability occasioned by any occurrence on or about any part of the Project or the Premises, and containing contractual liability coverage, with such policies to be in the minimum amount of Two Million and No/100 Dollars ($2,000,000.00), combined single limit, written on an occurrence basis. In the event that it becomes customary for a significant number of tenants of commercial office buildings in the area to be required to provide liability insurance policies to their landlords with coverage limits higher than the foregoing limits, then Tenant shall be required on demand of Landlord to obtain insurance policies the limits of which are not less than the then customary limits.

         C. Tenant's Worker's Compensation Insurance. A policy of worker's compensation or similar insurance affording statutory coverage and containing statutory limits as required under the local worker's compensation or similar statutes.

         D. Builder's Risk Insurance. If Tenant undertakes alterations, a policy of builder's risk insurance on an "All Risk" or "Special Loss" basis (including collapse) on a completed value (non-reporting) form for full replacement value covering all work incorporated in the Premises and all materials and equipment in or about the Premises performed by Tenant for which builder's risk insurance would customarily be obtained.

         E. Contractor's Liability Insurance. If Tenant undertakes any Improvements, Tenant shall require any contractor performing work on the Premises to carry and maintain, at no expense to Landlord, a non-deductible (i) comprehensive general liability insurance policy, which shall include contractor's liability coverage, contractual liability coverage, completed operations coverage, a broad form property damage endorsement and contractor's protective liability coverage to afford protection with limits, for each occurrence, of not less than One Million Dollars ($1,000,000) combined single limit, written on an occurrence basis; and (ii) worker's compensation or similar insurance policy in form and amounts required by law.

Section 13.03. General Provisions. All insurance policies procured by Tenant shall (i) be issued by good and solvent insurance companies licensed to do business in the state of Maryland and having a Best's Rating of A.XII or better;
(ii) be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; (iii) insure and name Landlord and any mortgagee of the Project as additional insureds as their respective interests may appear; all such policies shall contain a provision that although Landlord and such mortgagees are named insureds, Landlord and such mortgagees shall nevertheless be entitled to recover under said policies for any loss, injury or damage to Landlord, such mortgagees or their servants, agents and employees by reason of the act or negligence of Tenant; and (iv) shall contain an express waiver of any right of subrogation by the insurance company against Landlord or Landlord's agents and employees. Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease. With respect to each and every one of the insurance policies herein required to be procured by Tenant, on or before the Commencement Date and before any such insurance policy shall expire, Tenant shall deliver to Landlord a duplicate original, a certified copy or a certificate of insurance of each such policy or renewal thereof, as the case may be, together with evidence of payment of all applicable premiums. Each and every insurance policy required to be carried hereunder by or on behalf of Tenant shall provide (and any certificate evidencing the existence of each such insurance policy shall certify) that, unless Landlord shall first have been given thirty (30) days prior written notice thereof: (i) such insurance policy shall not be canceled and shall continue in full force and effect, (ii) the insurance carrier shall not, for any reason whatsoever, fail to renew such insurance policy, and (iii) no material changes may be made in such insurance policy. The term "insurance policy" as used herein shall be deemed to include any extensions or renewals of such insurance policy. In the event that Tenant shall fail promptly to furnish any insurance coverage hereunder required to be procured by Tenant, Landlord, at its sole option, shall have the right to obtain the same and pay the premium therefor for a period not exceeding one (1) year in each instance, and the premium so paid by Landlord shall be immediately payable by Tenant to Landlord as Additional Rent.

Section 13.04. Insurance Requirements. Tenant shall not do or permit to be done any act or thing upon the Premises that will invalidate or be in conflict with fire insurance policies covering the Project or any part thereof, or any other insurance policies or coverage referred to above in this section; and

Tenant  shall  promptly  comply  with  all  rules,   orders,   regulations,   or
requirements, of the Insurance Services Office having jurisdiction over the Building, or any similar body, in the case of such fire insurance policies, and shall not do, or permit anything to be done, in or upon the Premises, or bring or keep anything therein, which shall increase the rate of fire insurance on the Project or on any property located therein, or increase the rate or rates of any other insurance referred to hereinabove applicable to the Project or any portion thereof. Tenant shall reimburse Landlord on demand as Additional Rent for that part of all premiums for any insurance coverage that shall have been charged because of the violation by Tenant of the foregoing provisions, to the extent not cured by Tenant, during applicable cure periods.

Section 13.05. Indemnification. Tenant hereby waives all claims against Landlord for damage to any property or injury to, or death of, any person in, upon, or about the Project, including the Premises, arising at any time and from any cause other than solely by reason of the gross negligence or willful misconduct of Landlord, its agents, employees, representatives, or contractors. Such waiver includes, but is not limited to, any claim arising in connection with a failure to furnish, or any cessation of the services Landlord has agreed to provide in this Lease. Tenant shall, and hereby agrees to, indemnify and hold Landlord harmless from any damage to any property or injury to, or death of, any person arising from the condition of the Project or the use or occupancy of the Building and the Premises by Tenant, its agents, employees, representatives, contractors, successors or assigns, licensees or invitees, unless such damage is caused solely by the gross negligence or willful misconduct of Landlord, its agents, employees, representatives or contractors. The provisions of this
Article XIII shall survive the termination of this Lease with respect to any occurrence prior to such termination and any resulting damage, injury or death. Notwithstanding anything in this Article XIII to the contrary, Landlord shall not be liable to Tenant for any claims resulting from the gross negligence or willful misconduct of Landlord, its agents, employees, representatives or contractors to the extent such claims are covered by the types of insurance Tenant is to maintain pursuant to this Lease; and Tenant shall not be liable to Landlord for any damage to the common areas of the Building resulting from the negligence or willful misconduct of Tenant, or its agents, employees, representatives or contractors to the extent such claims are covered by the types of insurance Landlord is to maintain pursuant to this Lease. In addition to any other limitations contained herein, any liability of Landlord to Tenant under this Lease shall be limited to direct damages and shall expressly exclude indirect, consequential, incidental or punitive damages, including any liability to Tenant for lost profits or interruption of business.

                     ARTICLE XIV - DESTRUCTION OF PREMISES

Section 14.01. Destruction of Premises. Tenant shall give prompt notice to Landlord in case of any casualty to the Premises or the Building. If the Premises or the Building shall be damaged by fire or other casualty, then Landlord may terminate this Lease by notice given within ninety (90) days after such event. In the event this Lease is terminated as provided in this Section 14.01; (i) the entire proceeds of the insurance provided for in Section 13.01 hereof shall be paid by the insurance company or companies directly to Landlord and shall belong to, and be the sole property of, Landlord, (ii) the portion of the proceeds of the insurance provided for in Section 13.02 which is insuring leasehold improvements, equipment, fixtures and other items, which by the terms of the Lease, rightfully belong to the Landlord upon the termination of the Lease by whatever cause shall be paid by the insurance company or companies directly to Landlord, and shall belong to, and be the sole property of, Landlord, (iii) Tenant shall immediately vacate the Premises in accordance with this Lease, (iv) all Rent shall be apportioned and paid to the date on which possession is relinquished or the date of such damage, whichever last occurs, and (v) Landlord and Tenant shall be relieved from any and all further liability or obligation hereunder except as expressly provided in this Lease.

Section 14.02. Obligation to Rebuild. If all or any portion of the Premises is damaged by fire or other casualty and this Lease is not terminated in accordance with the provisions of Section 14.01 above, then all insurance proceeds under the policies referred to in Sections 13.01 and 13.02 hereof that are recovered on account of any such damage by fire or casualty shall be made available for the payment of the cost of repair, replacing and rebuilding, and as soon as practicable after such damage occurs Landlord shall, using the proceeds provided for by Section 13.01 (and, to the extent applicable, proceeds from insurance policies provided for by Section 13.02) hereof, repair or rebuild the PRemises or such portion thereof to its condition immediately prior to such occurrence to the extent the cost therefor is fully funded by insurance proceeds. In no event shall Landlord be obligated to repair or replace Tenant's movable trade fixtures, equipment or personalty. In addition, Tenant shall, using the remaining procees from policies provided for in Section 13.02 hereof, repair, restore and replace Tenant's movable trade fixtures, personalty and equipment. If the aforesaid insurance proceeds under the insurance proceeds under the insurance provided for in Section 13.02 hereof shall be less than the cost of repairing or replacing Tenant's movable trade fixtures, equipment and personalty, or other items required to be insured by Tenant pursuant to Section
13.02 hereof, Tenant shall pay the entire excess cost thereof; and if such insurance proceeds shall be greater than the cost of such repair, restoration, replacement or rebuilding, the excess proceeds shall belong to, and be the property of, Tenant. Notwithstanding anything herein to the contrary, Landlord shall have no obligation to repair or rebuild the Premises and/or the Building in the event (a) the holder of any mortgage fails or refuses to make insurance proceeds available for such repair and restoration, or such proceeds are insufficient to cover the cost of repair; or (b) zoning or other applicable laws do not permit such repair and restoration. Notwithstanding the foregoing, Landlord shall use its best efforts to notify Tenant of its intention to rebuild within ninety (90) days of the casualty damage, and if it determines not to rebuild or cannot commence to rebuild within such ninety (90) day period, Tenant shall have the right to terminate this Lease by written notice to Landlord delivered within thirty (30) days of notice from Landlord of its intentions.

Section 14.03. Rent Abatement. In the event of any repair or rebuilding pursuant to the provisions of Section 14.02 hereof, then there shall be abated an equitable portion of the Base Rent during the existence of such damage, based upon the portion of the Premises which is rendered untenantable and the duration thereof. Except as may be specifically set forth in this Article XIV, Landlord shall not be liable or obligated to Tenant to any extent whatsoever by reason of any fire or casualty damage to the Premises, or any damages suffered by Tenant by reason thereof, or the deprivation of Tenant's possession of all or any part of the Premises.

                           ARTICLE XV - CONDEMNATION

Section 15.01. Condemnation of Premises or Project. In the event that all or substantially all of the Premises or the Project is taken or condemned by condemnation or conveyance in lieu thereof ("condemnation"), or if only a portion of the Premises is condemned and Tenant is unable to conduct its business in the remainder of the Premises, as reasonably determined by Landlord, the Term hereof shall cease and this Lease shall terminate on the earlier of the date the condemning authority takes possession or the date title vests in the condemning authority.

Section 15.02. Partial Taking of Project. In the event any portion of the Project shall be taken by condemnation (whether or not such taking includes any portion of the Premises), which taking, in Landlord's reasonable judgment, results in a condition where the Project cannot be restored in an economically feasible manner for use substantially as originally designed, then Landlord shall have the right, at Landlord's reasonable option, to terminate this Lease, effective as of the date specified by Landlord in a written notice of termination from Landlord to Tenant.

Section 15.03. Partial Taking of Premises. In the event that a portion (defined as greater than 30% of the Premises), but less than substantially all of the Premises shall be taken by condemnation, then this Lease shall be terminated as of the date of condemnation as to the portion of the Premises so taken, and, unless Landlord exercises its option to terminate this Lease pursuant to Section 15.02, this Lease shall remain in full force and effect as to the remainder of the Premises.

Section 15.04. Termination. In the event of termination of this Lease pursuant to the provisions of Section 15.01, 15.02 or 15.03, the Rent shall be apportioned as of the date of such termination; provided, however, that those provisions of this Lease which are designated to cover matters of termination and the period thereafter, or by their very nature cover such matters, shall survive the termination hereof.

Section 15.05. Condemnation Award. All compensation awarded or paid upon a condemnation of any portion of the Project shall belong to and be the property of Landlord without participation by Tenant. Nothing herein shall be construed, however, to preclude tenant from prosecuting any claim directly against the condemning authority for loss of business, loss of goodwill, moving expenses, damage to, and cost of removal of, trade fixtures, furniture and other personal property belonging to Tenant; provided, however, that Tenant shall make no claim which shall diminish or adversely affect any award claimed or recovered by Landlord.

                    ARTICLE XVI - ASSIGNMENT AND SUBLETTING

Section 16.01. No Assignment Without Consent. Neither Tenant, nor its successors or permitted assigns, shall: transfer, assign, mortgage or encumber this Lease or sublet or permit the Premises or any part thereof to be used by others, or permit the Premises or any part thereof to be used for a use other than the Permitted Use without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed. Any attempted transfer, assignment, subletting, mortgaging or encumbering of this Lease in violation of the foregoing shall be void and confer no rights upon any third person. No assignment or subletting, whether or not consented to by Landlord, shall relieve Tenant of any obligations hereunder.

Section 16.02. Condition of Consent. If Landlord consents to any such transfer, assignment or subletting hereunder, the same shall not be effective unless and until (i) Tenant gives written notice thereof to Landlord and (ii) such transferee, assignee or sublessee shall deliver to Landlord (A) a written agreement in form and substance satisfactory to Landlord pursuant to which such transferee, assignee or sublessee assumes all of the obligations and liabilities of Tenant hereunder, (B) a certified copy of the assignment agreement or sublease; and (C) the assignor and any guarantor agree in writing satisfactory to Landlord in form and substance to remain liable under this Lease, and the Guaranty, if any, and (iii) fifty percent (50%) of any Rent received by Tenant in excess of the Rent payable hereunder shall be remitted to Landlord. Landlord's consent or denial shall be given within fifteen (15) days of delivery of all materials, and if no determination is given, Landlord's consent shall be deemed to have been given. If without such prior consent this Lease is transferred or assigned, as aforesaid, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord, whether before or after default by Tenant, may, in addition to, and not in diminution of or substitution for, any other rights and remedies under this Lease or pursuant to law which Landlord may be entitled as a result thereof, collect rent from the transferee, assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such transfer, assignment, subletting, occupancy or collection shall be deemed a waiver of Landlord's right to give or withhold consent to any transfer, assignment, mortgaging, or encumbering of the Premises, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

Section 16.03. Tenant Remains Obligated. Neither the consent by Landlord (including the provisions of Section 16.02) to any transfer, assignment, subletting, mortgaging or encumbering, nor the references in any provision of the Lease nor any rules and regulations to concessionaires and licensees, shall in anyway be construed to relieve Tenant and any of its successors from their obligations under this Lease or from obtaining, in each instance, the express consent in writing of Landlord to any further transfer, assignment, subletting, mortgaging or encumbering or to the granting of any concession or license for the use of any part of the Premises.

Section 16.04. Assignment by Landlord. The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee's interest in a ground lease of, the Project. In the event of any transfer, assignment or other conveyance or transfers of any such title or interest, Landlord herein named (an in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title or interest shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Project. Landlord may transfer its interest in the Lease or the Project without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms of this Lease.

                   ARTICLE XVII - FINANCING AND SUBORDINATION

Section 17.01. Subordination. This Lease and all rights of Tenant hereunder shall be subordinate to all current and future underlying leases, deeds of trust, mortgages or other security instruments or encumbrances covering any portion of the Project or any interest of Landlord therein, as the same may be amended from time to time, and Tenant shall execute any document reasonably requested by Landlord to confirm such subordination. At any time, before or after any transfer of Landlord's interest in the Project, Tenant shall, upon request of such transferee ("Successor Landlord"), automatically attorn to and become the Tenant (or if the Premises have been validly subleased, the subtenant) of the Successor Landlord, without change in the terms or other provisions of this Lease (or, in the case of a permitted sublease, without change in this Lease or in the instrument setting for the terms of such sublease); provided, however, that the Successor Landlord shall not be bound by any modification to this Lease without the consent of the Successor Landlord or by any payment made by Tenant of Rent for more than one (1) month in advance. This agreement of Tenant to attorn to a Successor Landlord shall survive any foreclosure sale, trustee's sale, conveyance in lieu thereof or termination of any underlying lease. Tenant shall upon demand at any time, before or after any such foreclosure or termination, execute, acknowledge, and deliver to the Successor Landlord any written instruments evidencing such attornment as such Successor Landlord may reasonably require.

         B. Upon Tenant's written request in each instance, Landlord shall use good faith efforts to obtain a non-disturbance agreement from any existing or future mortgagee or beneficiary of any deed of trust with respect to the Premises, provided that he same can be obtained at no cost or liability to Landlord and Tenant provides any additional subordination or attornment that may be requested. The form of Subordination, Non-Disturbance and Attornment Agreement currently required by Landlord's mortgagee is attached hereto as Exhibit F.

         C. Following a transfer, the Successor Landlord shall remain liable to Tenant for the return of the Deposit only to the extent that, a Successor Landlord acknowledges receipt of all or any part of the Deposit.

                      ARTICLE XVIII - DEFAULT AND REMEDIES

Section 18.01. Defaults. The following shall constitute "Default(s)" by Tenant under the Lease:

         A. If Tenant shall fail to pay any installment of Rent when the same shall become due and payable, and such failure shall continue for fifteen (15) days after written notice from Landlord; provided, however, Landlord shall not be required to provide such notice more than three (3) times in any twelve (12) months period, nor more than seven (7) times during the Term;

         B. If any execution, levy, attachment or other process of law shall occur upon Tenant's goods, fixtures or interests in the Premises;

         C. If Tenant permits to be done anything which creates a lien upon the leasehold or the Premises and fails to cause such lien to be discharged, or bond such lien or post such security with Landlord as is required by the Lease;

         D. If Tenant shall fail to perform or observe any other term of this Lease (not hereinbefore specifically referred to) on the part of Tenant to be performed or observed, and such failure shall continue for more than thirty (30) days after written notice from Landlord (except that such thirty (30) day period shall be extended for such additional period of time as may reasonably be necessary to cure such Default (subject to a maximum extension of thirty (30)
days), if such Default, by its nature, cannot be cured within such thirty (30) day period, provided that Tenant commences to cure such Default within such thirty (30) day period and is, at all times thereafter, in the process of diligently curing the same and in any event cures such Default prior to the time a failure to cure could cause the Landlord to be subject to prosecution for violation of any law, rule, ordinance or regulation or causes, or could cause a default under any deed of trust, mortgage, underlying lease, tenant lease or other agreement applicable to the Project); or

Section 18.02. Remedies. Should a Default occur under this Lease, Landlord may pursue the following:

         A. Landlord shall have the right, by written notice to Tenant, to declare this Lease terminated and the Term ended, in which event (i) Tenant shall vacate and surrender the Premises; (ii) Tenant shall immediately pay to Landlord the sum of (a) all Rent accrued through the date of termination or recovery of possession by Landlord, whichever is later; plus (b) the worth at the time of such termination of the excess, if any, of the amount of Rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall immediately due and payable from Tenant to Landlord; and (iii) this Lease shall automatically expire.

         B. Landlord shall have the right to bring a proceeding to recover possession of the Premises from Tenant.

         C. Landlord shall have the right, without notice, to reenter the Premises and dispossess, by summary proceedings, self help or other lawful means, Tenant and any other occupant(s) of the Premises, and Tenant shall have no further claim or right hereunder. The words "re-enter" and "re-entry" as used herein shall not be restricted to their technical legal meaning.

         D. Landlord may exercise its rights under Section 18.02 B or C above with or without terminating the Lease, and in no event shall any such exercise be construed as an election to terminate this Lease or operate to release Tenant from any of its obligations for the remainder of the Term of this Lease, or give rise to any claim for trespass.

         E. If Landlord exercises its rights under Section 18.02 B or C above, Landlord may remove all persons from the Premises, and Landlord may treat all property as abandoned and dispose of same in accordance with section 20.02 of this Lease.

         F. If Landlord exercises its rights under Section 18.02 B or C above and does not affirmatively elect to terminate the Lease, it may from time to time, make such reasonable alterations and repairs as necessary in order to relet the Premises, and thereafter relet the Premises or any part thereof for such rent and upon such other terms and conditions as Landlord may determine advisable in its sole discretion. Upon each such reletting all rentals and other sums received by Landlord from such reletting shall be applied, first, to the payment of any reasonable costs and expenses of such reletting; second, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be applied in payment of the current month's rent. If such rentals and other sums received from such reletting during any month are less than the amounts due pursuant to the foregoing schedule for application of proceeds, Tenant shall pay such deficiency to Landlord; if such rentals and other sums shall be more, Tenant shall have no right to, and shall receive no credit for, the excess. Such deficiency shall be calculated and paid monthly. Notwithstanding any such reletting without termination, Landlord may at any time elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease or otherwise recover possession as a result of any Default by Tenant, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such Default, including the cost of recovering the Premises, reasonable attorneys' fees, and including Rent for the remainder of the term as calculated in Section 18.02A.

         G. Any damage or loss of Rent sustained by Landlord may be recovered by Landlord, at Landlord's option, in a single action or separate actions, from time to time, as said loss of rents or damages shall accrue, or in a single proceeding deferred until the expiration of the Term of this Lease (in which event Tenant hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said Term).

         H. To the extent permitted by law, Tenant waives notice of re-entry or institution of legal proceedings. Tenant hereby expressly waives (to the extent legally permissible), for itself and all persons claiming by, through, or under it, any right of redemption or for the restoration of the operation of this Lease under any present or future law, in case Tenant shall ever be in default hereunder or shall be dispossessed for any cause, or in case Landlord shall obtain possession of the Premises as herein provided. Notwithstanding anything to the contrary in the Lease, the Premises shall not be used in whole or in part for residential purposes.

         I. In addition to the other remedies provided in this Lease, and anything contained herein to the contrary notwithstanding, Landlord shall be untitled to restraint by injunction of any violation of this Lease.

SECTION 18.03. WAIVER OF TRIAL BY JURY. TENANT AND LANDLORD EACH HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE.

Section 18.04. Additional Remedies and Waivers. With respect to the rights and remedies and waivers herein, (i) such rights and remedies shall be in addition to any other right and remedy now or hereafter available at law or in equity;
(ii) all such rights and remedies shall be cumulative and not exclusive of each other; (iii) such rights and remedies may be exercised at such times, in such order, to such extent, and multiple times without regard to whether the exercise of one right or remedy precedes, concurs with or succeeds the exercise of another; (iv) a single or partial exercise of a right or remedy shall not preclude (a) a further exercise thereof, or (b) the exercise of another right or remedy, from time to time, and (v) no waiver of a Default shall be effective unless acknowledged in writing signed by Landlord.

Section 18.05. Distraint. In addition to all other rights and remedies of Landlord, if Tenant shall be in Default hereunder, Landlord shall, to the extent permitted by law, have a right of distraint for Rent and a lien on all of Tenant's furniture, trade fixtures and equipment in the Premises, as security for Rent.

                        ARTICLE XIX - ACCESS BY LANDLORD

Section 19.01. Access.

         A. Landlord may, during any reasonable time or times, upon prior notice to Tenant, before and after the Commencement Date, enter upon the Premises, any portion thereof, and any appurtenance thereto (with workers and materials, if required) for the purpose of: (i) inspecting the same, (ii) making repairs, replacements or alterations; or (iii) showing the Premises to prospective purchasers or lessees (provided in the case of lessees, such access to be only during last six (6) months of the Term. No such entry by Landlord shall constitute an actual or constructive eviction of Tenant or give rise to any liability to Tenant.

         B. Landlord shall have the right, at its sole option, to immediately and, in the case of emergency, without notice cure a default by Tenant for the account and at the expense of Tenant and may access the Premises if necessary to do so. Tenant agrees to pay, with interest at the Interest Rate on demand, to Landlord the amount so incurred by Landlord in connection with such default.

                      ARTICLE XX - SURRENDER: HOLDING OVER

Section 20.01 Surrender. Upon the expiration or earlier termination of this Lease, or upon re-entry by Landlord without terminating this Lease following a Default, Tenant shall peacefully vacate and surrender the Premises to Landlord in good order, broom clean and in the same condition as at the beginning of the Term, reasonable wear and tear excepted. Tenant shall also remove its trade fixtures, furniture and other personal property from the Premises along with any leasehold improvements or other additions which Tenant is required to remove pursuant to the Lease.

Section 20.02 Personal Property. If Tenant fails to timely remove its property in accordance with Section 20.01 above, Landlord shall have the right to deem such property abandoned by Tenant. Tenant shall not be entitled to any further notice or cure period. Landlord may thereafter remove or otherwise deal with the abandoned property in a commercially reasonable manner at Tenant's sole cost and expense and Landlord shall have no liability to Tenant with respect to such abandoned property. Tenant specifically acknowledges and agrees that in no event shall Landlord be considered a bailee as to such property. Tenant shall and hereby agrees to indemnify Landlord against any loss, cost, expense, claim, cause of action or the like arising in connection with Landlord's proper exercise of its rights under this Section 20.01 including, without limitation, any claim by a third party for conversion or trespass as to chartels.

Section 20.03. Holding Over. If Tenant shall hold possession of the Premises after the expiration or sooner termination of the Term of this Lease, then:

         A. If such holding over is with Landlord's written consent, Tenant shall be deemed to be occupying the Premises as a tenant from month-to-month, at a monthly rental equal to 1.5 times the monthly installment of Base Rent payable during the last month of the Term subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy; or

         B. If such holding over is without Landlord's written consent, Tenant shall be treated as a trespasser, and Landlord shall be entitled to the benefit of all laws relating to the speedy recovery of the possession of the Premises. Under such continued occupancy, Tenant shall be subject to the terms of the Lease and the holdover rent in A above.

Section 20.04 Survival. The terms of this Article XX shall survive the expiration or earlier termination of this Lease.

                             ARTICLE XXI - NOTICES

Section 21.01. Notices. All notices, consents, demands, requests, documents or other communications (other than payment of Rent) required or permitted hereunder (collectively, "notices") shall be deemed given, whether actually received or not, when dispatched for hand delivery or delivery by air express courier (with signed receipts) to the other party, or on the third business day after deposit in the United States Mail, postage prepaid certified or registered, return receipt requested, except for notice of change of address which shall be deemed given only upon actual receipt. The addresses of the parties for notices shall be as follows:

To Landlord: c/o    Douglas Development Corp.
                    11611 Old Georgetown Road
                    Rockville, Maryland 20852

                    with a copy to:

                    Lane H. Potkin, Esq.
                    Leibner & Potkin, P.C.
                    4530 Wisconsin Ave., N.W.
                    Washington, D.C. 20016

To Tenant           At the Premises

                    Attention: Joe Lehnen

or any such other addresses subsequently specified by each party in notices given pursuant to this Article.

Section 21.02 Notice to Lender. In the event of any default by Landlord hereunder, Tenant shall, prior to taking any action to remedy such default or to cancel this Lease or any other action in connection therewith, send to any lender of which Tenant has notice) (the "Mortgagee") by certified mail, return receipt requested, a notice specifying the default by Landlord, whereupon such Mortgagee shall have the right, but not the obligation, to cure such default on behalf of Landlord, which cure shall be accepted by Tenant, and such Mortgagee shall be afforded a reasonable period of time to do so, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure. Tenant shall have no right to take any other action as a result of Landlord's default unless and until Tenant complies with the provisions of this paragraph.

                       ARTICLE XXII - HAZARDOUS MATERIALS

Sections 22.01 HAZARDOUS MATERIALS. The term "Hazardous Materials" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Demised Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Materials shall include, but not limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Tenant shall not engage in any activity in, on or about the Demised Premiises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Materials without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all applicable law. For purposes of this Lease, "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank (ii) the generation, possession, storage, use, transportation, or disposal of Hazardous Materials that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Tenant's being responsible for the presence in, on or about the Demised Premises of Hazardous Materials with respect to which any applicable law requires that a notice be given to persons entering or occupying the Premises or neighboring properties.

         Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but in compliance with all applicable law, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of Tenant's business permitted on the Premises so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do
so) condition its consent to the use or presence of any Hazardous Materials, activity or storage tank by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Demised Premises and the environment against damage, contamination or injury and/or liability therefrom or thereof, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termiation) of reasonably necessary protective modifications to the Premises (such as concrete encasements). Landlord warrants that to the best of its knowledge the Building and Premises are free from any Hazardous Materials.

                           ARTICLE XXIII - BANKRUPTCY

Section 23.01. Events of Bankruptcy. The following shall be Events of Bankruptcy under this Lease:

         (i) Tenant's becoming insolvent, as that term is defined in Title 11 of the United States Code (the "Bankruptcy Code"), or under the insolvency laws of any state, district, commonwealth or territory of the United States (the "Insolvency Laws");

         (ii) The appointment of a receiver or custodian for any or all of Tenant's property or assets, or the institution of a foreclosure action upon any of Tenant's real or personal property.

         (iii) The filing of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws:

         (iv) The filing of an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either (i) is not dismissed within thirty (30) days of filing, or (ii) results in the issuance of an order for relief against the debtor; or

         (v) Tenant's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

Section 23.02. Rights and Remedies.

         A. Upon occurrence of an Event of Bankruptcy Landlord shall have all rights and remedies available to Landlord pursuant to Article 18 provided, however, that while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, Landlord shall not exercise its rights and remedies pursuant to Section 18 so long as (i) the Bankruptcy Code prohibits the exercise of such rights and remedies, and (ii) Tenant or its Trustee in Bankruptcy (hereinafter referred to as "Trustee") is in compliance with the provisions of subparagraph B below.

         B. In the event Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease pursuant to subparagraph A above shall be subject to any rights of Trustee to assume or assign this Lease pursuant to the Bankruptcy Code. Trustee shall not have the right to assume or assign this Lease unless Trustee promptly (i) cures all defaults under this Lease, (ii) compensates Landlord for monetary damages incurred as a result of such defaults, (iii) provides adequate assurance of future performance on the part of Tenant as debtor in possession or on the part of the assignee tenant, and (iv) complies with all other requirements of the Bankruptcy Code.

         C. In the event Tenant is unable to (i) cure its defaults, (ii) reimburse the Landlord for its monetary damages, or (iii) pay the rent due under this Lease and all other payments required of Tenant under this Lease on time (or within five (5) days of the due date). Tenant agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with subparagraph B above.
Year).

                          ARTICLE XXIV - MISCELLANEOUS

Section 24.01. Professional Fees. Tenant shall after an Event of Default reimburse Landlord for all reasonable fees incurred by Landlord, including attorneys fees, in enforcing the provisions of this Lease. Notwithstanding the foregoing, in any action or proceeding brought by either party against the other under this Lease, the substantially prevailing party shall be entitled to recover from the other such prevailing party's reasonable attorneys' fees and court costs incurred in such action or proceeding.

Section 24.02. No Partnership. Nothing contained herein shall be deemed or construed as creating the relationship of principal and agent, partnership, joint venture or ay other relationship between the parties hereto except Landlord and Tenant.

Section 24.03. Brokerage. Tenant warrants and represents that except for The Bank Companies there was no broker or agent on Tenant's behalf instrumental in consummating this Lease, and that no conversations or prior negotiations were had by Tenant with any broker or agent on Tenant's behalf concerning the renting of the Premises other than Broker. Tenant shall indemnify and hold Landlord harmless against any claims for brokerage or other commissions arising by reason of a breach of the aforesaid representation and warranty. Landlord shall be responsible for the payment of The Bank Companies for its services pursuant to the terms of a separate agreement between The Bank Companies and Landlord.

Section 24.04  Interpretation

         A. Every term, condition, agreement or provision contained in this Lease that imposes an obligation on Tenant or Landlord shall be deemed to be also a covenant by Tenant or Landlord, as applicable.

         B. Wherever it is provided herein that a party "may" perform an act or do anything, it shall be construed that that party may, but shall not be obligated to, so perform or so do such act or thing.

         C. This Lease may be executed in several counterparts and the counterparts shall constitute but one and the same instrument.

         D. Any party may act under this Lease by its attorney or agent appointed by an instrument executed by such party.

         E. Wherever a requirement is imposed on any party here, it shall be deemed that such party shall be required to perform such requirement at its sole cost and expense unless it is specifically otherwise provided herein.

         F. Any restriction or or requirement imposed upon Tenant hereunder, shall be deemed to extend to Tenant's guarantors, Tenant's subleases, Tenant's assignees and Tenant's invitees, and it shall be Tenant's obligation to cause the foregoing persons to comply with such restriction or requirement.

Section 24.05. Recording. Neither this Lease nor any memorandum hereof may be recorded among the land records of the jurisdiction in which the Project is located without the express written consent of Landlord which consent may be granted or withheld in Landlord's sole discretion.

Section 24.06. Severability. Every agreement contained in this Lease is, and shall be construed as, a separate and independent agreement. If any term of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable, the remaining agreements contained in this Lease shall not be affected.

Section 24.07. Non-Merger. There shall be no merger of this Lease with any underlying leasehold interest or the fee estate in the Project or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or any interests in this Lease as well as any underlying leasehold interest or fee estate in the Project or any interest in such fee estate.

Section 24.08. Landlord's Liability. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate and property of Landlord in the Premises for the collection of any judgment or other judicial process requiring the payment of money by Landlord for any default or breach by Landlord under this Lease, subject, however, to the prior rights of any mortgages or lessor of the Premises. No other assets of Landlord or any partners, shareholders, or other principals of Landlord shall be subject to levy, executioin or other judicial process for the satisfaction of Tenant's claim.

Section 24.09. Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord including, without limitation, time for construction and repairs in the Project, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to force majeure, which term shall include strikes, riots, acts of God, shortages of labor or materials, war, governmental approvals, laws, regulations, or restrictions, or any cause of any kind whatsoever which is beyond the reasonable control of Landlord.

Section 24.10. Headings. The article headings contained in this Lease are for convenience only. Words in the singular number shall be held to include the plural, unless the context otherwise requires.

Section 24.11. Successors and Assigns. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several, and all agreements and covenants therein contained shall be binding upon the respective heirs, personal representatives, and successors and assigns of the parties hereto. Notwithstanding the foregoing, nothing contained in this Section 24.11 shall be deemed to override restrictions on assignment and subletting contained in this Lease.

Section 24.12. Entire Agreement Amendments. This Lease and the Exhibits and Riders attached hereto set forth the entire agreement between the parties. No amendment or modification of this Lease shall be binding or valid unless expressed in a writing executed by both parties hereto.

Section 24.13. Governing Law. This Lease shall be governed by and construed under the laws of the state of Maryland without reference to its conflicts of laws principles. Should any provision of this Lease require judicial interpretation, Landlord and Tenant hereby agree and stipulate that the court interpreting or considering same shall not apply the presumption that the terms hereof shall be more strictly construed against a party by reason of any rule or conclusion that a document should be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that all parties hereto have participated in the preparation of this Lease and that each party had full opportunity to consult legal counsel of its choice before the execution of this Lease.

Section 24.14 Acceptance by Landlord. The submission of this Lease to Tenant shall not be construed as an offer and Tenant shall not have any rights with respect thereto unless and until Landlord executes a copy of this Lease and delivers the same to Tenant.

Section 24.15. Financial Statements. From time to time during the Term of this Lease (but not more than twice annually), Tenant shall, upon ten (10) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principals and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. If it is not the normal practice of Tenant to prepare audited statements, then the unaudited statements, shall be certified to by the Tenant's chief financial officer.

Section 24.16. Estoppel Certificates. Tenant shall at any time upon not less than fifteen (15) days' prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified an in full force and effect (or, if modified, staring the nature of such modifications and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent, security deposit, and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder or specifying such defaults, if any, which are claimed. Any such statement may be conclusively relied upon by any prospective purchaser of the premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that no more than one (1) month's rent has been paid in advance.

Section 24.17. Common Areas. "Common Areas" shall mean those certain areas and facilities of the Building which are from time to time provided by Landlord for the general use of substantially all tenants of the Project and their employees, clients, customers, licensees and invitees or for use by the public.

Section 24.18. Authority. Each individual executing this Lease on behalf of Landlord and Tenant represents and warrants that is duly authorized to execute and deliver this Lease on behalf of Landlord or Tenant in accordance with a partnership agreement or a duly adopted resolution of the Board of Directors or in accordance with bylaws and that this Lease is binding upon Landlord and Tenant in accordance with its terms.

Section 24.19. Interest. All past due payments of Rent shall bear interest from the due date until paid at the rate ("Interest Rate") which is the greater of: fifteen percent (15%) or four percent (4%) above the prime rate of interest from time to time publicly announced by Nations Bank, N.A. or any successor thereof, provided, however, the interest sought to be imposed shall not exceed the maximum rate permitted under Federal law or under the laws of the state of Maryland.

Section 24.20. Survival. Tenant's obligations contained in this Lease shall survive the termination or expiration of this Lease.

Section 24.21. Tenant Access. Tenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week, three hundred sixty-five
(365) days a year. Landlord shall provide a security system limiting access to the office portions of the Building during non-business hours, provided it shall provide Tenant with a reasonable number or cards or access devices for its employees to obtain access to the Premises at all times. Such system shall include a key card system limiting elevator access to individual floors after normal business hours. Absent a casualty or other extraordinary event beyond Landlord's reasonable control, Landlord shall ensure that at least one (1) elevator is operational at all times.

Section 24.22. Modifications to Project. Landlord reserves the right at any time to make alterations or additions to the Project, including the building of additional stories on the Building and to build adjoining the same. Landlord also reserves the right to construct other buildings or improvements on the Land from time to time and to make alterations thereof or additions thereto and to build additional stories on any such building or buildings, and to reconfigure or otherwise after the parking areas and other common areas for the Project.

                     ARTICLE XXV - OPTION/FIRST NEGOTIATION

Section 25.01. Option. Provided Tenant is not in default of any term, condition or covenant contained in this Lease at the time of exercise of this option or (at Landlord's discretion) at the time such option period in to commence, Tenant shall have the option of renewing this Lease for an additional term of five (5) years (the "Option Period") on the same terms and conditions as provided herein except for the Base Rent, which Base Rent for the first year of the Option
Period shall be 95% of the "Fair Market Value" of the Premises based on comparable spaces in the Rockville sub-market, as determined in accordance with
Section 25.02. Tenant shall also pay during the Option Period all other charges and expertises payable under the terms of the Lease, including its pro-rata share of increases in Operating Charges as set forth in Article IX. Tenant may exercise the foregoing option by giving Landlord written notice of such election at least ten (10) months prior to the expiration of the initial Lease Term. Failure to provide timely written notice of its election to extend shall automatically terminate Tenant's right to extend to the Term. The Base Rent for each Lease Year of the Option Period after the first Lease Year shall be adjusted annually beginning with the second Lease Year of the Option Period, and shall be equal to 1.03 times the Base Rent for the immediately preceding Lease Year (without regard for any abatements or other reductions in Base Rent which may have been in effect for such prior Lease Year).

Section 25.02 Market Value. For purposes of this Lease, the "Fair Market Value" of the Premises shall be as reasonably agreed upon by Landlord and Tenant. However, if Landlord and Tenant are unable to agree on a "Fair Market Value" prior to one-hundred eighty (180) days from the expiration of the initial Term, or any then applicable option term, then the Fair Market Value shall be determined upon notice from either party to the other by the following method:

         (i) The initial notice shall include the designation of an broker qualified with at least seven (7) years experience in office leasing in the Rockville sub-market. Within ten (10) days of the initial notice, the other party shall designate a similarly qualified broker. Within ten (10) days after this second designation, the two brokers shall designate a third broker, similarly qualified.

         (ii) In the event that the two brokers are unable to agree upon a designation of a third within the time specified, then either party may apply to the American Arbitration Association or the Circuit Court for Montgomery County, Maryland Columbia for the appointment of a broker, who shall constitute the third broker.

         (iii) Within 30 days after the designation of the third Broker, each Broker shall specify his or her respective determination of what Base Rent would constitute a fair market value for the Demised Premises, with all other provisions of the Lease applicable thereto.

         (iv) 95% of the average of the two most proximate determinations of Base Rent shall constitute the annual Base Rent for the first Lease Year of the Option Period.

         (v) The parties shall share equally the reasonable costs of the three brokers.

                         ARTICLE XXVI - TEMPORARY SPACE

Section 26.01. Temporary Space. Landlord shall make available to Tenant approximately 3,000 square feet of space (the "Temporary Space") at the Building located on the 5th floor when the existing Tenant at such space, Booz, Allen & Hamilton, Inc. vacates the Temporary Space. The Temporary Space shall be delivered in "AS IS" condition and Landlord shall have no obligation to make any repairs, improvements or upgrades to the Temporary Space. Tenant may use the Temporary Space as temporary offices for the period beginning with the date Tenant takes occupancy through the date which is five (5) days after the Commencement Date. During such time period Landlord shall be free to show the Temporary Space to prospective tenants. Tenant's use and occupancy of the Temporary Space shall be subject to all the provisions of this Lease as if the Temporary Space was the Demised Premises, provided Tenant shall have no obligation for the payment of Base Rent or Additional Rent. Notwithstanding the foregoing, in the event the Tenant fails to vacate timely the Temporary Space as required under this Section, Tenant shall thereafter pay Rent to Landlord for the Temporary Space on at the rate of $24.25 per rentable square foot of the Temporary Space, payable monthly. Tenant shall provide its own char and janitorial services for the Temporary Space, provided Tenant may elect to reimburse Landlord for such expenses. Prior to taking occupancy of the Temporary Space, Tenant shall procure the insurance required under Article XIII of this Lease and provide certificates to Landlord. Tenant shall be entitled to 4 parking permits during the Construction Period, at the monthly cost set forth in
Article III above.

         IN WITNESS WHEREOF, Landlord and Tenant have set their signatures and seals as of the date first above written.


                                 LANDLORD:

                                 JEMAL'S/CAYRE EXECUTIVE BLVD 6010 L.L.C.

Witness:                         By: CJ Maryland/Virginia, Inc. Managing Member

/s/ illegible                       By: /s/ Douglas Jemal
----------------------------            --------------------------------------


                                 TENANT:

                                 INFORMAX, INC.

ATTEST:

/s/ Joseph E. Lehnen             By: /s/ Alexander Titomirov
----------------------------         -----------------------------------------
           CFO                   Title:   President/CEO
                                       ---------------------------------------

State of Maryland
--------------------------------

County of Frederick              ss
--------------------------------

         This instrument was acknowledged before me on this 31st day of March, 1999, by Douglas Jemal in his capacity as Managing Member of CJ Maryland/Virginia, Inc., Authorized Member of Jemal's\Cayre 6010 Executive Blvd. L.L.C.

                                         /s/ illegible
                                         -----------------------------------
                                         Notary Public
SEAL
My Commission Expires                    LESLIE V TRIMBLE
                                         NOTARY PUBLIC STATE OF MARYLAND
                                         My Commission Expires October 31, 2000

---------------------------------------

--------------------------------------- ss

     This instrument was acknowledged before me on this 29th day of March, 1999, by Alexander V. Titomirov in his capacity as President/CEO of InforMax, Inc.

                                        KIMBERLY M. BARONDESS
                                   NOTARY PUBLIC STATE OF MARYLAND
                              -------------------------------------------
                                 My Commission Expires January 23, 2002
SEAL                                        Notary Public
My Commission Expires

                                    EXHIBIT B

                                      LAND



Part of Parcel "I" (EVE) as shown on a plat of the "WASHINGTON SCIENCE CENTER" recorded among the Land Records of Montgomery County, Maryland in Plat Book 110 at plat 12895. Being part of the land conveyed by William Cohen, Trustee for the Washington Science Center Joint Venture to Richard S. Cohen and Joel S. Meisal, Trustees for Washington Science Center Joint Venture by Deed dated March 28, 1973 and recorded among the said Land Records in Liber 4403 at folio 750 and confirmed by Corrective and Confirmatory Deed recorded May 1, 1979 in Liber 5313 at folio 696 among the said Land Records, and also being part of Parcel Three
(3) as described by metes and bounds in a Deed recorded among said Land Records in Liber 3608 at folio 269, and being more particularly described as follows:

1. Beginning at the northeast corner of aforementioned Parcel Three (3), said beginning point being on the southerly right of way line of Executive Boulevard 120 feet wide, and running thence.

2. South 03 degrees ' 50" East 780.00 feet with the easterly line of said Parcel Three (3) thence

3. South 86 degrees 31' 120" West 295 33 feet, with part of the southerly line of said Parcel Three (3), thence the three (3) following courses and distances in, through, over and across said Parcel Three 93) for a new line of division,

4.       North 03 degrees 28' 50" West 515.00 feet, thence

5.       South 86 degrees 31' 10" West 18.17 feet, thence

6. North 03 degrees 28' 50" West 265.00 feet, to a point on the northerly line of said Parcel Three (3), said line being the aforementioned southerly right of way line of Executive Boulevard, thence

7. North 86 degrees 31' 10" East 315.50 feet, with said line of Executive Boulevard to the place of beginning of this description CONTAINING a calculated area of 235,172 square feet of 5.39881 acres of land, more of less.

The improvements being known, and designated as premises No 6010 Executive Boulevard, Rockville, Maryland.

Being property conveyed to EXECUTIVE BOULEVARD 6010, L.L.C., by Deed dated November 14, 1996 and recorded on November 19, 1996 in Liber 14511 at folio 647 among the aforesaid Land Records.

Tax I.D. No. 4-1-2101628

                                    EXHIBIT C

                           FORM OF COMMENCEMENT NOTICE


         This Commencement Notice is entered into this _____ day of ___________, 199__, by Jemal's/Cayre Executive Blvd., 6010 L.L.C. ("Landlord"), and ______________________ ("Tenant"), pursuant to the provisions of that certain Lease Agreement (the "Lease") dated ___________, 1999, by and between Landlord and Tenant covering certain space in the office building identified as 6010 Executive Blvd. Rockville, Maryland (the "Building"). All terms listed herein with their initial letter capitalized shall have the meaning assigned to such terms in this Lease.

                              W I T N E S S E T H :

         1. The Building, the Premises, and all other improvements required to be constructed and furnished by Landlord in accordance with the terms of the Lease have been satisfactorily completed by the Landlord and accepted by the Tenant

         2. The Premises have been delivered to, and accepted by, the Tenant.

         3. The Commencement Date of the Lease is the ___ day of _____________, 199__, and the Expiration Date is the day of _________________, 199__.

         4. The Premises consist of _____ square feet of Net Rentable Area. Tenant's Pro-Rata share is ___%.

         5. The Base Rent is $_______ per annum.

         6. Remittance of monthly installments and the foregoing payments shall be made on the first (1st) day of each month in accordance with the terms and conditions of the Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have set their hands and seals hereunto and have caused this Commencement Notice to be executed by dult authorized officials thereof, the day and year respectively set forth hereinabove.


                                  LANDLORD

                                  JEMAL'S/CAYRE EXECUTIVE BLVD 6010 L.L.C

                                  BY:
                                       -------------------------------


                                   TENANT:

                                   INFORMAX, INC.

                                   BY:
                                       -------------------------------

                                    EXHIBIT D

                              RULES AND REGULATIONS


         The following rules and regulations have been formulated for the safety and well-being of all office tenants of the Building. Strict adherence to these rules and regulations is necessary to guarantee that every tenant will enjoy a safe and undisturbed occupancy of its premises. Any violation of these rules and regulations by Tenant not cured within a reasonable period, at the option of Landlord, shall constitute a default by Tenant under the Lease.

         The following  rules shall be  applicable to all office  tenants of the
Building:

         1. Tenant shall not obstruct or encumber or use for any purpose other than ingress and egress to and from the Premises any sidewalk, entrance, passage, court, elevator, vestibule, stairway, corridor, hall or other part of the Building not exclusively occupied by Tenant. No bottles, parcels or other articles shall be placed, kept or displayed on window ledges, in windows opr in corridors, stairways or other public parts of the Building. Landlord shall have the right to control and operate the public portions of the Building and the facilities furnished for common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

         2. Tenant shall not attach to, hang on or use in connection with any window or door of the Premises any drape, blind, shade or screen, without Landlord's prior written consent, which consent shall not to be unreasonably withheld or delayed. All awnings, drapes, projections, curtains, blinds, shades, screens and other fixtures shall be of a quality, type, design and color, and shall be attached in a reasonable manner, reasonably approved in writing by Landlord. Any Tenant-supplied window treatments shall be installed behind Landlord's standard window treatments so that Landlord's standard window treatments will be what is visible to persons outside the Building.

         3. Tenant shall not place any showcase, mat or other article in any part of the exterior of the Premises.

         4. Tenant shall not use the water fountains, water and wash closets, and plumbing and other fixtures, to the extent provided by Landlord, for any purpose other than those for which they were constructed, and Tenant shall not place any debris, rubbish, rag or other substance therein (including, without limitation, coffee grounds). All damages from misuse of fixtures shall be home by the tenant causing same.

         5. Tenant shall not construct, maintain, use or operate within the Premises any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system, in connection with any excessively bright, changing, flashing, flickering or moving light or lighting device, or in connection with any similar device or system, without Landlord's prior written consent. Tenant shall not construct, maintain, use or operate any such device or system outside of its Premises or within such Premises so that the same can be heard or seen from outside the Premises. No flashing, neon or search lights shall be used which can be seen outside the Premises.

         6. Tenant shall not, without Landlord's consent, bring any bicycle, vehicle, animal, bird or pet of any kind into the Building, except seeing-eye or hearing-ear dogs for handicapped persons visiting the Premises.

         7. Tenant shall not cause or permit any unusual or objectionable odor to be produced upon or emanate from the premises.

         8. Tenant shall not make any unseemly or disturbing noise or disturb or interfere with other occupants of the Building.

         9. Tenant shall not place on any floor a load exceeding the floor load per square foot which such floor as designed to carry. Landlord shall have the reasonable right to prescribe the weight, position and manner of installation or safes and other heavy equipment and fixtures. Landlord shall have the right to repair at Tenant's expense any damage to the Premises or the Building caused by Tenant's moving property into or out of the Premises or due to the same being in or upon the Premises or to require Tenant to do the same. Tenant shall not receive into the Building or carry in the elevators any safes, freight, furniture, equipment or bulky item except as approved by Landlord, such approval not to be unreasonably withheld or delayed, and any such furniture, equipment and bulky item shall be delivered only through the designated delivery entrance of the Building and the designated freight elevator at designated times. Tenant shall remove promptly from any sidewalk adjacent to the Building any furniture, furnishing, equipment or other material there delivered or deposited for Tenant.

         10. Tenant shall keep doors leading to a corridor or main hall closed at all times except as such doors may be used for ingress or egress and shall lock such doors during all times the Premises are unattended.

         11. Tenant shall not install any equipment of any type or nature that will or may necessitate any changes, replacements or additions to, or changes in the use of, the water system, heating system, plumbing system, air-conditioning system or electrical system of the Premises or the Building which will adversely affect the functioning, without obtaining Landlord's prior written consent. In all other situations Landlord's consent shall not be unreasonably withheld or delayed. If any machine or equipment of Tenant causes noise or vibration that may be transmitted to such a degree as to be objectionable to Landlord or any tenant in the Building, then Landlord shall have the right to install at Tenant's expense vibration eliminators or other devices sufficient to reduce such noise and vibration to a level reasonably satisfactory to Landlord or to require Tenant to do the same.

         12. Tenant shall not permit or encourage any loitering in or about the Premises and shall not use or permit the use of the Premises for lodging, dwelling or sleeping.

         13. Tenant shall not request Landlord's employees to perform any work or do anything outside of such employees' regular duties without Landlord's prior written consent. Tenant's special requirements will be attended to only upon application to Landlord, and any such special requirements will be attended to only upon application to Landlord, and any such special requirements shall be billed to Tenant in accordance with the schedule of charges maintained by Landlord from time to time or as is agreed upon in writing in advance by Landlord and Tenant. Tenant shall not employ any of Landlord's employees for any purpose whatsoever without Landlord's prior written consent.

         14. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

         15. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or other sin the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. Tenant shall be responsible for any loss of damage resulting from any deliveries made by or for Tenant.

         16. Drapes (whether installed by Landlord or Tenant) which are visible from the exterior of the Building, shall be cleaned if reasonably necessary by Tenant at least once a year, without notice from Landlord, at Tenant's own expense.

         17. Tenant shall not without Landlord's prior consent install or permit the installation of any wiring for any purpose on the exterior of the Premises.

         18. Tenant acknowledges that it is Landlord's intention that the Building be operated in a manner which is consistent with the highest standards of cleanliness, decency and morals in the community which it serves. Tenant shall not use the Premises for any immoral or illegal purpose.

         19. Tenant shall not purchase water, ice, coffee, soft drinks, towels, or other merchandise or services from any company or person whose repeated violation of Building regulations has caused, in Landlord's opinion, a hazard or nuisance to the Building and/or its occupants.

         20. Tenant shall not pay any employee on the Premises except those actually employed by the company in the local area; nor shall Tenant use the Premises as headquarters for large scale employment of workers for other locations.

         21. Landlord shall have the right, upon written notice to Tenant, to require Tenant to refrain from or discontinue any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices.

         22. Tenant shall not market, paint or in any manner deface any part of the Premises or the Building. No stringing of wires, boring or cutting shall be permitted except with Landlord's prior written consent not to be unreasonably withheld or delayed; provided Tenant shall be permitted to undertake all cabling required in connection with its business.

         23. Tenant shall not bring or keep, or permit to be brought or kept, in the Building any flammable, combustible or explosive fluid, chemical or substance.

         24. Tenant shall comply with all work place smoking Laws. There shall be no smoking in bathrooms, elevator lobbies, elevators, and other common areas.

         25. Landlord may, upon request of Tenant, waive Tenant's compliance with any of the rules, provide that (a) no waiver shall be effective unless signed by Landlord, (b) no waiver shall relieve Tenant from the obligation to comply with such rule in the future unless otherwise agreed in writing by Landlord, (c) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with these rules and regulations, and (d) no waiver shall relieve Tenant from any liability for any loss or damage resulting from Tenant's failure to comply with any rule.

                                   EXHIBIT E

                              COMPLETION SCHEDULE

                                   EXHIBIT F

                   FORM OF SUBORDINATION, NON-DISTURBANCE AND
                              ATTORNMENT AGREEMENT

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of the _______ day of ______________, 199____ by and between _______________ ("Lender") and _________________________ having an address at _____________________________________________________________________
("Tenant").

                                   RECITALS:

         A. Lender is the present owner and holder of a certain mortgage and security agreement (the "Security Instrument") dated ___________, 199__, given by Landlord (defined below) to Lender which encumbers the [fee] estate of Landlord in certain premises described in Exhibit A attached hereto (the "Property") and which secures the payment of certain indebtedness owed by Landlord to Lender evidenced by a certain promissory note dated _______________, 199__, given by Landlord to Lender (the "Note").

         B. Tenant is the holder of a leasehold estate in a portion of the Property under and pursuant to the provisions of a certain lease dated _______________, 19__ between _____________, as landlord ("Landlord") and
Tenant, as tenant (the "Lease"), and

         C.  Tenant  has  agreed  to  subordinate  the  Lease  to  the  Security
Instrument   and  to  the  lien   thereof   and   Lender  has  agreed  to  grant
non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

                                   AGREEMENT:

             For good and valuable consideration, Tenant and Lender agree as follows:

         1. SUBORDINATION. The Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the terms, covenants and provisions of the Security Instrument and to the lien thereof, including without limitation, all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby and advances made thereunder with the same force and effect as if the Security Instrument had been executed, delivered and recorded prior to the execution and delivery of the Lease.

         2. NON-DISTURBANCE. If any action or proceeding is commenced by Lender for the foreclosure of the Security Instrument or the sale of the Property, Tenant shall not be named as a party therein unless such joinder shall be required by law, provided, however, such joinder shall not result in the termination of the Lease or disturb the Tenant's possession or use of the premises demised thereunder, and the sale of the Property in any such action or proceeding and the exercise by Lender of any of its other rights under the Note or the Security Instrument shall be made subject to all rights of Tenant under the Lease, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights
(a) the Lease shall be in full force and effect and (b) Tenant shall not be in default beyond any applicable cure periods under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant's part to be observed or performed.

         3. ATTORNMENT. If Lender or any other subsequent purchaser of the Property shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument (Lender on such other purchaser being hereinafter referred as "Purchaser"), and the conditions set forth in Section 2 above have been met at the time

Purchaser becomes owner of the Property, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Purchaser and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event, Tenant agrees to attorn to Purchaser and Purchaser by virtue of such acquisition of the Property shall be deemed to have agreed to accept such attornment, provided, however, that Purchaser shall not be
(a) liable for the failure of any prior landlord (any such prior landlord, including Landlord and any successor landlord, being hereinafter referred to as a "Prior Landlord") to perform any of its obligations under the Lease which have accrued prior to the date on which Purchaser shall become the owner of the Property, provided that the foregoing shall not limit Purchaser's obligations under the Lease to correct any conditions that (i) existed as of the date Purchaser shall become the owner of the Property and (ii) violate Purchaser's obligations as landlord under the Lease; provided further, however, that Purchaser shall have received written notice of such omissions, conditions or violations and has had a reasonable opportunity to cure the same, all pursuant to the terms and conditions of the Lease, (b) subject to any offsets, defenses, abatements or counterclaims which shall have accrued in favor of Tenant against any Prior Landlord prior to the date upon which Purchaser shall become the owner of the Property, (c) liable for the return of rental security deposits, if any, paid by Tenant to any Prior Landlord in accordance with the Lease unless such sums are actually received by Purchaser, (d) bound by any payment of rents, additional rents or other sums which Tenant may have paid more than one (1) month in advance to any Prior Landlord unless (i) such sums are actually received by Purchaser or (e) bound by any agreement terminating or amending or modifying the rent, term, commencement date or other material term of the Lease, or any voluntary surrender of the premises demised under the Lease, made without Lender's or Purchaser's prior written consent prior to the time Purchaser succeeded to Landlord's interest, other than with respect to the exercise of any right, options, or elections presently contained in the Lease, including, without limitation, options to terminate and options to extend. In the event that any liability of Purchaser does arise pursuant to this Agreement, such liability shall be limited and restricted to Purchaser's interest in the Property and shall in no event exceed such interest.

         4. NOTICE TO TENANT. After notice is given to Tenant by Lender that the Landlord is in default under the Note and the Security Instrument and that the rentals under the Lease should be paid to Lender pursuant to the terms of the assignment of leases and rents executed and delivered by Landlord to Lender in connection therewith, Tenant shall thereafter pay to Lender or as directed by the Lender, all rentals and all other monies due or to become due to Landlord under the Lease and Landlord hereby expressly authorizes Tenant to make such payments to Lender and hereby releases and discharges Tenant from any liability to Landlord on account of any such payments.

         5. NOTICE TO LENDER AND RIGHT TO CURE. Tenant shall notify Lender of any default by Landlord under the Lease and agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of cancellation thereof or of an abatement shall be effective unless Lender shall have received notice of default giving rise to such cancellation or abatement and shall have failed within sixty (60) days after receipt of such notice to cure such default, or if such default, or if such default cannot be cured within sixty (60) days after receipt of such notice to commence and thereafter diligently pursue any action necessary to cure such default. Notwithstanding the foregoing, Lender shall have no obligation to cure any such default.

         6. NOTICES. All notices or other written communications hereunder shall be deemed to have been property given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Services and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Tenant:      ____________________
                   ____________________

If to Lender:      ____________________
                   ____________________
                   ____________________

or addressed as such party may from time to time designated by written notice to the other parties. For purposes of this Section 0, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the state where the Property is located. Either party by notice to the other may designated additional or different addresses for subsequent notices or communications.

         7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Lender, Tenant and Purchaser and their respective successors and assigns.

         8. GOVERNING LAW. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State where the Property is located and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State where the Property is located.

         9. MISCELLANEOUS. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any part hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.

                                            LENDER:

                                            By:
                                                --------------------------
                                            Name:
                                                 -------------------------

                                            TENANT:

                                                   /s/ Alex Titomirdv
                                            ------------------------------
                                            By: President/CEO
                                               ---------------------------
                                            Name: Alex Titomirdv
                                                  ------------------------

                          ADDENDUM TO LEASE AGREEMENT

     This Addendum to Lease Agreement (the "Addendum") is made effective of the 8th day of July, 1999, by and among JEMAL'S/CAYRE 6010 EXECUTIVE BLVD. L.L.C ("Landlord") and INFORMAX, INC. ("Tenant);

     Whereas, Landlord and Tenant executed and Office Lease Agreement dated March 25, 1999 (the "Lease") for Twelve Thousand Six Hundred Twenty Four (12,624 square feet of space (the "Initial Premises") on the tenth floor of the Building located at 6010 Executive Blvd., Rockville, Maryland (the "Building").

         Whereas, Tenant now wishes to lease additional space at the Building and extend the term of the Lease, and Landlord is willing to rent Tenant such additional space and extend the term of the Lease all in accordance with the terms hereinafter set forth;

     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. MODIFICATION TO LEASE. The terms of this Addendum shall be deemed to modify and supplement the terms of the Lease and in the event of any inconsistencies the terms of this Addendum shall control. All references herein and in the future to the "Lease", unless the context is clearly otherwise, shall be deemed to the Lease as amended by this Addendum. All capitalized terms used herein shall have the meanings as set forth in the Lease, unless otherwise expressly defined herein.

      2. NEW SPACE. Landlord hereby leases to the Tenant the additional space as depicted on Exhibit A hereto as the "New Space", being approximately an additional Five Thousand Six Hundred (5,600) square feet, including core factor, located on the 5th floor at the Building. The actual Net Rentable Area of the New Space will be determined in the manner set forth in Section 1.01.H. of the Lease. Hereafter, the "Net Rentable Area of the Premises" for all purposes of the Lease shall be the Net Rentable Area of the Initial Premises, as finally determined in accordance with Section 1.01 H. of the Lease. The Tenant's Pro-Rata share under the Lease after the date of this Addendum shall be computed using the actual square footages of the Initial Premises and the New Space. All references in the Lease, as amended by this Addendum, to "Premises", shall include both the Initial Premises and the New Space.

     3. ANNUAL BASE RENT. Commencing on the Commencement Date (as defined in the Lease), the Base Rent for the Premises (which includes the New Space and the Initial Premises) shall be the sum of (i) of the product of $24.25 multiplied by the Net Rentable Area of the Initial Premises; and (ii) of the product of $24.25 multiplied by the Net Rentable Area of the New Space. Notwithstanding the foregoing, the portion of the monthly Base Rent attributable to the New Space shall be abated for the period ending on the earlier of (i) 120 days from the date of final execution of this Addendum; or (ii) the date the New Space is substantially completed sufficient to permit Tenant to occupy the New Space.

     4. ADDITIONAL SECURITY DEPOSIT. Upon execution of this Addendum, the Tenant shall pay to Landlord the sum of $11,316.66, such amount to be added to and become part of the "Deposit" under Section 7.01 of the Lease.

     5. ADDITIONAL  PARKING PERMITS.  The number of parking permits set forth in
Section is hereby increased from "32" to "45", effective upon Tenant taking occupancy of the New Space.

     6. CONDITION OF NEW SPACE. Construction of the New Space shall be undertake and governed by the provisions of ARTICLE IV of the Lease, including, but not limited to, the provisions for the payment by Landlord of a $25.00 Allowance per rentable square foot of the New Premises. Landlord shall allow Tenant to use the Allowance for the "New Space" for the completion of the improvements for the Initial Premises, provided (i) the total does not exceed $25.00 multiplied by the net rentable area of the Initial Premises and New Space, and (ii) no portion of the Allowance attributable to the New Space shall be payable until after Tenant has taken occupancy of the New Space.

     7. APPLICABILITY OF LEASE. Subsequent to the date of this Addendum, all references in the Lease to the "Demised Premises" or "Premises" shall include the Initial Premises as set forth in the Lease and the New Space. It is the intent of the parties that except as otherwise expressly provided herein (including the provisions for different rental rates for the Premises), the continued use and occupancy of the New Space shall be subject to all the terms and conditions of the Lease, as if the New Space was originally included as part of the Premises. Except as otherwise expressly provided herein, all the terms of the Lease shall remain in full force and effect and shall not be modified or otherwise effected by this Addendum. The parties acknowledge that the Lease currently is the full force and effect, and that currently no defaults exist thereunder.

     8. ENTIRE AGREEMENT. This Addendum constitutes the entire understanding of the parties hereto relating to the subject matter hereof, and shall be binding upon, and inure to the benefit of, the parties hereto, their successors and assigns. This Addendum may not be amended except by a writing signed by all the parties hereto.

     In Witness Whereof, the parties have signed this Addendum to Lease Agreement effective this 8 day of July 1999.

JEMAl's/CAYRE 6010 EXECUTIVE BLVD. L.L.C.

By: /s/ Douglas Jemal
    -------------------------
    Douglas Jemal, Authorized Member


INFORMAX, INC.


BY: /s/ Alex Titomirov
    -------------------------


State of Maryland
-----------------------------
County of Frederick          , ss
-----------------------------

     This instrument was acknowledged before me on this 13th day of July, 1999, by Douglas Jemal, in his capacity as Authorized Member of Jemal's/Cayre 6010 Executive Blvd. L.L.C.


                                        /s/ Leslie V. Trimble
SEAL                                    ------------------------------
My Commission Expires                   Notary Public
                                        Leslie V. Trimble
                                        Notary Public State of Marylamd
                                        My Commission Expires October 31, 2000
-----------------------------
                             , ss
-----------------------------

     This instrument was acknowledged before me on this 8th day of July, 1999, by Kimberly B. Durazo in capacity as Dir. of Operations of Informax, Inc.


                                        /s/ Kimberly Barondess Durazo
SEAL                                    ------------------------------
My Commission Expires                   Notary Public
                                        Kimberly M. Barondess
                                        Notary Public State of Maryland
                                        My Commission Expires January 23, 2002

                                   EXHIBIT A

                                   NEW SPACE

                                   EXHIBIT C

                          FORM OF COMMENCEMENT NOTICE

     This Commencement Notice is entered into this 22 day of July, 1999, by Jemal's/Cayre Executive Blvd 6010 L.L.C. ("Landlord"), and INFORMAX, INC.
("Tenant"), pursuant to the provisions of that certain Lease Agreement (the "Lease") dated March 31st, 1999, by and between Landlord and Tenant covering certain space in the office building identified as 6010 Executive Blvd. Rockville, Maryland (the "building"). All terms used herein with their initial letter capitalized shall have the meaning assigned to such terms in the Lease.

                               W I T N E S S E T H

     1. The Building, the Premises, and all other improvements required to be constructed and furnished by Landlord in accordance with the terms of the Lease have been satisfactorily completed by the Landlord and accepted by the Tenant.

     2. The Premises have been delivered to, and accepted by, the Tenant

     3. The Commencement Date of the Lease is the 1 day of August, 1999, and the Expiration Date is the last day of July, 2006.

     4. The Premises consist of 18,224 square feet of Net Rentable Area. Tenant's Pro-Rata share is 15.14%.

     5. The Base Rent is $441,932.00 per annum.

     6. Remittance of monthly installments and the foregoing payments shall be made on the first (1st) day of each month in accordance with the terms and conditions of the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have set their hands and seals hereunto and have caused this Commencement Notice to be executed by duly authorized officials thereof, the day and year respectively set forth hereinabove.

                         LANDLORD:

                         JEMAL'S/CAYRE EXECUTIVE BLVD. 6010 L.L.C.

                         BY: /s/ Douglas Jemal
                             ------------------------------



                          TENANT:

                          INFORMAX, INC.

                          BY:  /s/ Joseph  E. Lehnen
                               ----------------------------
                               Chief Financial Officer

                       SECOND ADDENDUM TO LEASE AGREEMENT

     This Second Addendum to Lease Agreement (the "Second Addendum") is made effective as of the 1st day of February, 2000, by and among JEMAL'S CAYRE 6010 EXECUTIVE BLVD L.L.C. ("Landlord") and INFORMAX, INC. ("Tenant");

     Whereas, Landlord and Tenant executed and Office Lease Agreement dated March 31, 1999 (the "Lease") for Twelve Thousand Six Hundred Twenty Four (12,624) square feet of space (the "Initial Premises") on the tenth floor of the Building located at 6010 Executive Blvd., Rockville, Maryland (the "Building");

     Whereas, by Addendum to Lease dated July 8, 1999 (the "Addendum"), the parties amended the Lease by adding an additional 5,600 square feet of space to the Premises (the "New Space"), increasing the total square footage of the Premises to 18,224;

     Whereas, Tenant now wishes to lease additional space at the Building and Landlord is willing to rent Tenant such additional space all in accordance with the terms hereinafter set forth;

     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties as follows:

     1. MODIFICATION TO LEASE. The terms of this Second Addendum shall be deemed to modify and supplement the terms of the Lease as amended by the Addendum and in the event of an inconsistencies the terms of this Second Addendum shall control. All references herein and in the future to the "Lease", unless the context is clearly otherwise, shall be deemed to be the Lease as amended by this Second Addendum and the Addendum. All capitalized terms used herein shall have the meanings as set forth in the Lease, unless otherwise expressly defined herein.

     2. EXPANSION SPACE. Landlord hereby leases to the Tenant the additional space as depicted on Exhibit A hereto as the "Expansion Space" being an additional Three Thousand Seventy Six (3,076) square feet, including core factor, located on the fifth (5th) floor at the Building. The Net Rentable Area of the Expansion Space has been determined in the manner set forth in Section 1.01.H. of the Lease. Hereafter, the "Net Rentable Area of the Premises" for all purposes of the Lease shall be 21, 300 square feet (being the sum of Net Rentable Area of (i) the Expansion Space (ii) the New Space; and (iii) the Initial Premises. The Tenant's Pro-Rata share under the Lease after the date of this Second Addendum shall be 17.6%. All references to Premises in the Lease, as amended by this Second Addendum and the Addendum, "Premises", shall include the InitialPremises, the New Space, and the Expansion Space.

     3. ANNUAL BASE RENT. Commencing on the Commencement Date (as defined in the Lease), the Base Rent for the Premises (which includes the New Space, the Expansion Space and the Initial Premises) shall be the product of $24.25 multiplied by the Net Rentable Area of the Premises, being $516,525.00. Notwithstanding the foregoing, the portion of the monthly Base Rent attributable to the Expansion Space shall be abated for the period ending on the earlier of (i) 120 days from the date of final execution of this Addendum; or (ii) the date the Expansion Space is substantially completed sufficient to permit Tenant to occupy the Expansion Space. The Base Rent shall be continued to be adjusted in the manner set forth in the Lease.

     4. ADDITIONAL SECURITY DEPOSIT. Upon execution of this Second Addendum, the Tenant shall pay to Landlord the sum of $6,216.08, such amount to be added to and become part of the "Deposit" under Section 7.01 of the Lease, as increased under Paragraph 4 of the Addendum.

     5. ADDITIONAL  PARKING PERMITS.  The number of parking permits set forth in
Section 3.01 is hereby increased from "45" to "53", effective upon Tenant taking occupancy of the Expansion Space.

     6. CONDITION OF NEW SPACE. Construction of The Expansion Space shall be undertaken and governed by the provisions of ARTICLE IV of the Lease, including, but not limited to, the provisions for the payment by Landlord of a $25.00 Allowance per rentable square foot of the Expansion Space. Landlord shall all Tenant to use the Allowance for the "Expansion Space" for the completion of the improvements for the Initial Premises and/or the New Space provided no portion of the Allowance attributable to the Expansion Space shall be payable until after Tenant has taken occupancy of the Expansion Space.

     7. APPLICABILITY OF LEASE. Subsequent to the date of this Second Addendum, all references in the Lease to the "Demised Premises" or "Premises" shall include the Initial Premises as set forth in the Lease and the New Space and the Expansion Space. It is the intent of the parties that except as otherwise expressly provided herein, the continued use and occupancy of the Expansion Space shall be subject to all the terms and conditions of the Lease, as if the Expansion Space was originally included as part of the Premises. Except as otherwise expressly provided herein, all the terms of the Lease, as previously amended by the Addendum, shall remain in full force and effect and shall not be modified or otherwise effected by this Second Addendum. The parties acknowledge that the Lease currently is in full force and effect, and that currently no defaults exist thereunder.

     8. ENTIRE AGREEMENT. This Second Addendum constitutes the entire understanding of the parties hereto relating to the subject matter hereof, and shall be binding upon, and inure to the benefit of, the parties hereto, their successors and assigns. This Second Addendum may not be amended except by a writing signed by all the parties hereto.

     In Witness Whereof, the parties have signed this Second Addendum to Lease Agreement effective this 22 day of February 2000.

                  (signature on next page)

JEMAL'S/CAYRE 6010 EXECUTIVE BLVD. L.L.C.

By: /s/ Douglas Jemal

------------------------
Douglas Jemal, Authorized Member

INFORMAX, INC.


BY: /s/ Joseph E. Lehnen

------------------------
Chief Financial Officer

State of Maryland

------------------------
County of  Frederick, ss

-------------------------

         This instrument was acknowledged before me on this 29th day of February, 2000, by Douglas Jemal, in his capacity as Authorized Member of Jemal's/Cayre 6010 Executive Blvd. L.L.C.

                                      /s/ Leslie V. Trimble
                                      --------------------------
                                      Notary Public
                                      LESLIE V. TRIMBLE
SEAL                                  NOTARY PUBLIC STATE OF MARYLAND
My Commission Expires                 My Commission Expires October 31, 2000
_____________________________
_____________________________, ss

         This  instrument  was  acknowledged  before  me on  this  22nd  day  of
February,    2000,    by     ______________________    in    his/her    capacity
________________________________________________ of Informax, Inc.

                                    /s/ Kimberly M. Barondess
                                    ----------------------------
                                    KIMBERLY M. BARONDESS
SEAL                                NOTARY PUBLIC STATE OF MARYLAND
My Commission Expires               My Commission Expires January 23, 2002

                                    EXHIBIT A


                                 EXPANSION SPACE

                                [GRAPHIC OMITTED]

                       THIRD ADDENDUM TO LEASE AGREEMENT

This Third Addendum to Lease Agreement (the "Third Addendum") is made effective as of the 19th day of May, 2000, by and among JEMAL'S/CAYRE 6010 EXECUTIVE BLVD. L.L.C. ("Landlord") and INFORMAX, INC. ("Tenant");

Whereas, Landlord and Tenant executed an Office Lease Agreement dated March 31, 1999 (the "Lease") for Twelve Thousand Six Hundred Twenty Four (12,624) square feet of space (the "Initial Premises") on the tenth floor of the Building located at 6010 Executive Blvd., Rockville, Maryland (the "Building");

Whereas, by Addendum to Lease dated July 8, 1999 (the "Addendum"), the parties amended the Lease by adding an additional 5,600 square feet of space to the Premises (the "New Space"), increasing the total square footage of the Premises to 18,224;

Whereas, by Second Addendum to Lease dated as of February 1, 2000 (the "Second Addendum"), the parties amended the Lease by adding an additional 3,076 square feet of space to the Premises (the "Expansion Space"), increasing the total square footage of the Premises to 21,300 square feet;

Whereas, Tenant now wishes to lease additional space at the Building and Landlord is willing to rent Tenant such additional space all in accordance with the terms hereinafter set forth;

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. MODIFICATION TO LEASE. The terms of this Third Addendum shall be deemed to modify and supplement the terms of the Lease as amended by the Addendum and Second Addendum and in the event of any inconsistencies the terms of this Third Addendum shall control. All references herein and in the future to the "Lease", unless the context is clearly otherwise, shall be deemed to be the Lease as amended by the Addendum, the Second Addendum and this Third Addendum. All capitalized terms used herein shall have the meanings as set forth in the Lease, unless otherwise expressly defined herein.

2. EXPANSION SPACE. Landlord hereby leases to the Tenant the additional space as depicted on Exhibit A hereto as the "Third Expansion Space" being an additional Three Thousand Seventy Six (3,076) square feet, including core factor, located on the eighth (8th) floor at the Building. The Net Rentable Area of the Expansion Space has been determined in the manner set forth in Section 1.01. H. of the Lease. Hereafter, the "Net Rentable Area of the Premises" for all purposes of the Lease shall be 24,376 square feet (being the sum of the Net Rentable Area of (i) the Expansion Space; (ii) the New Space; (iii) the Initial Premises; and the (iv) Third Expansion Space. The Tenant's Pro-Rata share under the Lease after the date of this Third Addendum shall be 20.14%. All references to Premises in the Lease, as amended by this Third Addendum, the Second Addendum and the Addendum, "Premises", shall include the Initial Premises, the New Space, the Expansion Space and the Third Expansion Space.

3. ANNUAL BASE RENT. Commencing on the first day of the Second Lease Year (as defined in the Lease), the Base Rent for the Premises (which includes the New Space, the Expansion Space, the Third Expansion Space and the Initial Premises) shall be the sum of (i) the product of $24.98 multiplied by 21,300 square feet; and (ii) the product of $28.50 multiplied by 3,076 (being the Net Rental Area of the Third Expansion Space. Notwithstanding the foregoing, the portion of the monthly Base Rent attributable to the Third Expansion Space shall be abated for the period ending on the earlier of (i) 90 days from the date of final execution of this Third Addendum; or (ii) the date the Third Expansion Space is substantially completed sufficient to permit Tenant to occupy the Third Expansion Space. The Base Rent shall be continued to be adjusted in the manner set forth in the Lease.

4. ADDITIONAL SECURITY DEPOSIT. Upon execution by this Third Addendum, the Tenant shall pay to Landlord the sum of $7,305.00, such amount to be added to and become part of the "Deposit" under Section 7.01 of the Lease, as increased under Paragraph 4 of the Addendum.

5.  ADDITIONAL  PARKING  PERMITS.  The  number of parking  permits  set forth in
Section 3.01, as previously amended, is hereby increased form "53" to "60", effective upon Tenant taking occupancy of the Third Expansion Space.

6. CONDITION OF THIRD EXPANSION SPACE. Construction of the Third Expansion Space shall be undertaken and governed by the provisions of ARTICLE IV of the Lease, including, but not limited to, the provisions for the payment by Landlord of a $25.00 Allowance per rentable square foot of the Third Expansion Space. Landlord shall allow Tenant to use the Allowance for the "Third Expansion Space" for the completion of the improvements for the Initial Premises and/or the New Space or the Expansion Space provided no portion of the Allowance attributable to the Third Expansion Space shall be payable until after Tenant has taken occupancy of the Third Expansion Space.

7. APPLICABILITY OF LEASE. Subsequent to the date of this Third Addendum, all references in the Lease to the "Demised Premises" or "Premises" shall include the Initial Premises as set forth in the Lease and the (i) New Space;
(ii) Expansion Space; and (iii) Third Expansion Space. It is the intent of the parties that except as otherwise expressly provided herein, the use and occupancy of the Third Expansion Space shall be subject to all the terms and conditions of the Lease, as if the Third Expansion Space was originally included as part of the Premises. Except as otherwise expressly provided herein, all the terms of the Lease, as previously amended by the Addendum, and the Second Addendum, shall remain in full force and effect and shall not be modified or otherwise effected by this Third Addendum. The parties acknowledge that the Lease currently is in full force and effect, and that currently no defaults exist thereunder.

9. ENTIRE AGREEMENT. This Third Addendum constitutes the entire understanding of the parties hereto relating to the subject matter hereof, and shall be binding upon, and inure to the benefit of, the parties hereto, and their permitted successors and assigns. This Third Addendum may not be amended except by a writing signed by all the parties hereto.

In Witness Whereof, the parties have signed this Third Addendum to Lease Agreement effective this 26th day of June 2000.


JEMAL'S/CAYRE 6010 EXECUTIVE BLVD. L.L.C.

By: /s/ Douglas Jemal
    -----------------
    Douglas Jemal, Authorized Member


INFORMAX, INC.


BY: /s/ Joseph E. Lehnen
    --------------------
    Chief Financial Officer 5/19/00

___________________

___________________  ss

This instrument was acknowledged before me on this 19th day of May, 2000, by Douglas Jemal, in his capacity as Authorized Member of Jemal's/Cayre 6010
---------------                                              -------------------
Executive Blvd., L.L.C.
----------------------


/s/ Cecille A. Thorp
------------------

SEAL                                        Notary Public

   Cecille A. Thorp, Notary Public
          Montgomery County
          State of Maryland
My Commission Expires Feb. 18, 2004

State of Maryland
-------------------
County of Frederick, ss
-------------------

This instrument was acknowledged before me on this 26th day of June, 2000, by Douglas Jemal in his/her capacity as Managing Member of Informax, Inc.,
                                          ----------------      ---------------
Executive Blvd., 6010, LLC.
---------------------------

/s/ Leslie V. Trimble
---------------------


SEAL                                        Notary Public


My Commission Expires

          LESLIE V. TRIMBLE
   NOTARY PUBLIC STATE OF MARYLAND
My Commission Expires October 31, 2000


EXHIBIT A

     THIRD EXPANSION SPACE

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